NEUBERGER BERMAN INVESTMENT ADVISERS LLC
1290 Avenue of the Americas
New York, NY 10104

June 9, 2025

Dear Shareholder:
You are cordially invited to vote your proxy or attend a Special Meeting of Shareholders (the “Meeting”) of the Neuberger Berman Dividend Growth Fund (the “Merging Fund” or “Fund”), a series of Neuberger Berman Equity Funds (the “Merging Trust”). As a shareholder of the Merging Fund, you are being asked to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) under which the Merging Fund would be reorganized into Neuberger Berman Core Equity ETF (the “Acquiring ETF”), a series of Neuberger Berman ETF Trust (the “Acquiring Trust”).
Neuberger Berman Investment Advisers LLC (the “Adviser”), the investment adviser to the Merging Fund and the Acquiring ETF, recommended the proposed reorganization to the Board of Trustees (the “Board”) of the Merging Trust since the Merging Fund has failed to reach sufficient scale in its close to ten years of operations.  As a result, the Adviser considered various options for the Merging Fund and recommended the proposed reorganization since the Acquiring ETF and the Merging Fund have a similar investment strategy, in that they both invest mainly in U.S. equity securities, and the Adviser believes that the Acquiring ETF has better potential prospects for growth.  The Acquiring ETF also has a lower management fee and total annual operating expenses than the Merging Fund.
However, there are various differences between the investment objective, investment strategy, principal risks and fundamental policies of the Merging Fund and Acquiring ETF. For example, the Merging Fund seeks long term capital appreciation and current income while the Acquiring ETF seeks long-term growth of capital. While the Funds consider long term capital appreciation and long-term growth of capital to be essentially the same, the Merging Fund also seeks current income in its investment objective. In addition, the Acquiring ETF operates as a non-diversified fund, while the Merging Fund operates as a diversified fund. More information on other differences are described more fully in the accompanying Proxy Statement/Prospectus.
Additionally, the Acquiring ETF is an exchange traded fund, commonly referred to as an “ETF.”  If shareholders approve the Reorganization Agreement, the Merging Fund would reorganize into the Acquiring ETF and Merging Fund shareholders would become shareholders of the Acquiring ETF and you would hold shares of the Acquiring ETF, which is listed for trading on NYSE Arca, Inc., a U.S. stock exchange, which you will be able to purchase and sell throughout the trading day at the then-prevailing market price in the secondary market.  You will no longer purchase or redeem individual shares directly from the Merging Fund.  This is because the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value (“NAV”).  However, you may pay a brokerage commission to sell, or buy, Acquiring ETF shares. In addition, the Acquiring ETF shares have a bid-ask spread, which is the difference between the highest price a buyer is willing to pay for ETF shares on the stock exchange, and the lowest price that a seller is willing to accept for ETF shares on the stock exchange. The bid-ask spread affects the price at which you are likely to be able to buy and sell ETF shares in the secondary market.  More specifically, the larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be.  Your Merging Fund shares, like shares of all mutual funds, are purchased and redeemed at NAV, so you did not experience such pricing variances when buying and selling Merging Fund shares.
If the Reorganization Agreement is approved, the closing date is anticipated to be September 26, 2025. If the Reorganization Agreement is approved, you will receive shares of the Acquiring ETF with the same aggregate NAV as your shares of the Merging Fund immediately prior to the closing date of the reorganization, except you will receive cash equal to the NAV of any fraction of a share held at such time. The conversion of any fraction of a share to cash may be subject to fees and expenses and will be a taxable event. In addition, if your Merging Fund shares are held outside of a brokerage account or are held in an account that cannot accept Acquiring ETF shares at the time of the closing of the reorganization, Acquiring ETF shares received in the reorganization will be held by a stock transfer agent, Equiniti, until a brokerage account is identified into which Equiniti can transfer the shares.  However, if you hold your Merging Fund shares through an individual retirement account (“IRA”) held directly with the Merging Fund and you do not take action by September 24, 2025, your Fund shares will be exchanged on the closing date of the reorganization for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate NAV as your shares of the Fund. Finally, if you hold your shares of the Merging Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Merging Fund to a different investment option prior to the closing date of the reorganization.  Please consult with your financial intermediary for more information on the impact that the reorganization may have on you and your investments.
If you hold Merging Fund shares directly with the Merging Fund (“Direct Shareholder”) or do not hold Merging Fund shares in a brokerage account and the Reorganization Agreement is approved, you may need to take action prior to the closing date of the reorganization.  Please see the discussion after the Q&A section following this letter for more information, including how to determine if you’re a Direct Shareholder.
The Board unanimously recommends that you vote “FOR” the proposed Reorganization Agreement as described in the Proxy Statement/Prospectus.
Your vote is important to us regardless of the number of shares you own or in which you have a voting interest. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Whether or not you plan to attend the Meeting, please read the Proxy Statement/Prospectus and follow the instructions on the proxy card(s) or voting instruction card(s), as applicable, for voting by mail, touch-tone telephone, mobile device or on the Internet.
If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), reminding you to vote your shares. If you have any questions about any proposal or the voting instructions, please call Broadridge, our proxy solicitor, at 844-202-6154 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Neuberger Berman Investment Advisers LLC (“NBIA”) at 800-877
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9700 (Monday through Friday, 9:00 a.m. to 5:00 p.m. Eastern Time). Thank you for your time in considering these important proposals and for your continued support of the Fund.
The Meeting will be held on July 23, 2025, beginning at 10:30 a.m. Eastern Time, in person at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.
Sincerely,

Joseph V. Amato President and CEO Neuberger Berman Equity Funds and Neuberger Berman ETF Trust 1290 Avenue of the Americas New York, NY 10104

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QUESTIONS AND ANSWERS

This section contains a brief Q&A which will help explain the proposed reorganization, including the reasons for the reorganization. Following this section is a more detailed discussion.  We recommend that you read the complete Proxy Statement/Prospectus.
Q1.	What is this document and why did we send it to you?
A.
This document is a combined proxy statement for the Neuberger Berman Dividend Growth Fund (“Merging Fund”), a series of Neuberger Berman Equity Funds (the “Merging Trust”), and a prospectus for the Neuberger Berman Core Equity ETF (the “Acquiring ETF”), a series of Neuberger Berman ETF Trust (the “Acquiring Trust”).  This Proxy Statement/Prospectus contains information that Merging Fund shareholders should know before voting on the proposed reorganization of the Merging Fund into the Acquiring ETF. It should be retained for future reference.

Q2.	What is happening?
A.
The Board of Trustees (the “Board”) of the Merging Fund are recommending that shareholders of the Merging Fund approve the reorganization of the Merging Fund into the Acquiring ETF pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Merging Trust, on behalf of the Merging Fund, and the Acquiring Trust, on behalf of the Acquiring ETF.  A copy of the form of Reorganization Agreement is attached to this Proxy Statement/Prospectus as Appendix A.  If approved by the Merging Fund’s shareholders, the Merging Fund will transfer all of its assets to the Acquiring ETF in exchange for Acquiring ETF shares and the assumption by the Acquiring ETF of the liabilities of the Merging Fund.  Following this transfer, shares of the Acquiring ETF will be distributed to shareholders of the Merging Fund in proportion to their shares of ownership interests in the shares of the Merging Fund on the closing date, which is expected to be as soon as practicable after the Reorganization Agreement is approved by shareholders, but in no event later than September 26, 2025 (the “Closing Date”). The Merging Fund will then be terminated. These events, collectively, are referred to in this Proxy Statement/Prospectus as the “Reorganization.”

The Acquiring ETF is an exchange-traded fund, commonly referred to as an “ETF.”  The Acquiring ETF is listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares of the Acquiring ETF can be bought and sold in the secondary market at a market price.
As a Merging Fund shareholder, you are being asked to approve the Reorganization Agreement.  By approving the Reorganization Agreement, you will also be approving changing your investment from a mutual fund to an ETF.
If shareholders do not approve the Reorganization Agreement, you will remain shareholders of the Merging Fund and the Merging Trust’s Board may consider possible alternatives determined to be in the best interests of the Merging Fund and its shareholders, including liquidation of the Merging Fund.
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Q3.	How does the Board recommend that I vote?
A.	The Board of Trustees of the Merging Trust recommends that you vote “FOR” the proposed Reorganization of the Merging Fund into the Acquiring ETF.
Q4.	Why does the Board recommend I vote “FOR” the reorganization?
A.
Neuberger Berman Investment Advisers LLC (the “Adviser”) recommended to the Board that the Merging Fund be merged into the Acquiring ETF.  In determining whether to approve the Reorganization, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including:  (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of the Merging Fund and the Acquiring ETF; (3) the expense ratios of each Fund on a comparative basis; (4) the historical performance record of the Merging Fund and the performance record of the Acquiring ETF; (5) the historical asset levels of the Merging Fund and its prospects for future growth; (6) the prospects for future growth of the Acquiring ETF with the additional assets of the Merging Fund; (7) the continuity of advisory and other services provided by the Reorganization; (8) that the Adviser will bear the costs of the Reorganization (excluding any brokerage costs); (9) the differences in the investment strategies between the Merging Fund and Acquiring ETF, including that the Merging Fund seeks current income; (10) the potential benefits of the ETF structure for Merging Fund shareholders; and (11) the non-recognition of any gain or loss for federal income tax purposes to the Merging Fund or its shareholders as a result of the Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization.

Q5.	What are the differences between the Merging Fund and Acquiring ETF?
A.
The Acquiring ETF has a similar investment strategy in that it also invests mainly in U.S. equity securities, but there are various differences between the investment objective, investment strategy, principal risks, and fundamental policies of the Merging Fund and Acquiring ETF.  For example, the Merging Fund seeks long term capital appreciation and current income while the Acquiring ETF seeks long-term growth of capital.  In addition, the Acquiring ETF operates as a non-diversified fund, while the Merging Fund operates as a diversified fund and the Funds do not have the same portfolio managers.

In addition, as noted above, the Acquiring ETF is an ETF, which is listed for trading on NYSE Arca, Inc., a U.S. stock exchange and you will be able to purchase and sell shares of the Acquiring ETF throughout the trading day at the then-prevailing market price in the secondary market.  You will no longer purchase or redeem individual shares directly from the Merging Fund.
More information on other differences are described more fully in this Proxy Statement/Prospectus.

Q6.	What is the difference between a diversified fund and a non-diversified fund?
A.
The Investment Company Act of 1940 (“1940 Act”) requires a fund to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. The Merging Fund is currently classified as a “diversified” fund under the 1940 Act. Diversified funds are limited in their ownership of securities of any single issuer. The Acquiring ETF is classified as a “non-diversified” fund under the 1940 Act.  Non-diversified funds are permitted to take larger positions in a smaller number of issuers, giving it increased flexibility to invest a greater percentage of a fund’s assets in fewer issuers or any one issuer.

A non-diversified fund may be subject to a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single issuer and in a smaller number of issuers overall. Because a non-diversified fund can invest more of its assets in a smaller number of issuers, it may be more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. By investing a higher percentage of its assets in any one issuer or a smaller number of issuers overall, the Acquiring ETF’s risk of loss and its share price volatility could increase because the value of its shares would be more susceptible to adverse events affecting those issuers. On the other hand, the Acquiring ETF’s non-diversification status permits the Adviser to make strategic overweight allocations on certain issuers, that it otherwise would not be able to make.
Q7.	Will the Reorganization cause the Merging Fund’s portfolio to be repositioned?
A.
The Adviser of the Merging Fund has reviewed the Merging Fund’s current portfolio holdings and determined that those holdings generally are compatible with the Acquiring ETF’s investment objective and policies.  As a result, the Adviser believes that all or substantially all of the Merging Fund’s assets could be transferred to and held by the Acquiring ETF.   Nevertheless, in executing the Acquiring ETF’s investment strategy, the portfolio managers may determine to sell some or a substantial portion of the assets of the Merging Fund after the completion of its Reorganization.  The Adviser currently anticipates that, prior to or immediately after the Reorganization, approximately 78% of the Merging Fund’s securities will be sold or disposed as a part of a redemption in kind as a result of repositioning the securities of the Merging Fund in connection with the Reorganization. The anticipated level of repositioning is not due to any investment restrictions of the Acquiring ETF but rather to align with desired portfolio allocations for the Acquiring ETF. Since it is currently anticipated this repositioning would occur immediately after the Reorganization utilizing in kind transactions, it is currently anticipated that there will be minimal brokerage costs due to the repositioning and minimal to no capital gains distributions due to the repositioning.

Q8.	What does the change to the ETF structure mean for me?
A.
The Acquiring ETF is an ETF. If the Reorganization is approved, you will remain invested in a registered investment company, but it will be exchange traded, and you will own shares as you did before the Reorganization, but in the Acquiring ETF instead of the Merging Fund. The Acquiring ETF’s shares are listed for trading on NYSE Arca, Inc. You will no longer purchase or redeem individual shares directly from the Acquiring ETF. This is because the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value (“NAV”). Only certain financial institutions are permitted to purchase and redeem Acquiring ETF shares at NAV.  These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV with the Acquiring ETF because they have entered into an agreement with the Acquiring Trust.  As a result, should you decide to purchase or sell shares of the Acquiring ETF after the Reorganization, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the Acquiring ETF shares. As with all ETFs, your broker may charge a commission for such purchase and sale transactions.  In addition, you will no longer be able to exchange shares of the Merging Fund for the same class shares of another series of the Merging Trust because the Acquiring ETF shares have no exchange rights.
If the Reorganization is approved, we believe that change to an ETF structure will offer a number of advantages, including intraday trading and the flexibility to exit the Acquiring ETF intraday and enhanced tax efficiency.  However, there are some differences that the change to an ETF structure will introduce, including the following:
•
Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. Investors who wish to purchase or sell ETF shares after the Reorganization will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Acquiring ETF (except by an Authorized Participant).  This could mean you may pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Merging Fund are currently available for purchase directly from the Fund without any charge and are also available through broker-dealers.  Currently, when shares in the Merging Fund are traded through these broker-dealers, there may be a transaction charge, depending on your relationship, including whether you are participating in an investment arrangement that includes other charges, such as an account fee.

•
ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF.  Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.

For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or purchasing ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.
Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.
The activity described here should work to keep the NAV and the market price generally in line with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some ETFs trade at market prices significantly different from the NAV. Trading in ETF shares on an exchange may be halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of Acquiring ETF shares’ trading) or a market-wide trading halt (i.e., a halt of all securities’ trading). ETF shares may also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.
As a result, because ETF shares trade on an exchange at market prices rather than at the NAV, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, if the Reorganization is approved and you become an Acquiring ETF shareholder, you could incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).  Information about the Acquiring ETF’s portfolio holdings, end-of-day NAV, market price, premiums and discounts, and bid-ask spreads is available on the Acquiring ETF’s website at www.nb.com.
Q9.	How will this Reorganization affect me as a shareholder?
A.
If approved, all assets and liabilities of the Merging Fund will be transferred to the Acquiring ETF. You, as a shareholder of the Merging Fund, will receive shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Merging Fund that you owned at the time of the Reorganization, minus any fraction of a share for which you will receive, or will have received, cash.  The redemption of your fraction of a share will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

If approved, the Reorganization will involve several steps, which will affect you as a shareholder, including share class conversions. These steps are described more fully in this Proxy Statement/Prospectus.
In addition, if your Merging Fund shares are held outside of a brokerage account or are held in an account that cannot accept Acquiring ETF shares at the time of the closing of the Reorganization, Acquiring ETF shares received in the Reorganization will be held by
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a stock transfer agent, Equiniti, until a brokerage account is identified into which Equiniti can transfer the shares.  However, if you hold your Merging Fund shares through an individual retirement account (“IRA”) held directly with the Merging Fund and you do not take action by September 24, 2025, your Fund shares will be exchanged on the Closing Date of the Reorganization for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate NAV as your shares of the Fund. Finally, if you hold your shares of the Merging Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Merging Fund to a different investment option prior to the Closing Date of the Reorganization.  Please consult with your financial intermediary for more information on the impact that the Reorganization may have on you and your investments.
After the Reorganization, you will hold shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Merging Fund that you owned prior to the Reorganization (adjusted for cash distributions, if any, for any fraction of a  share). You will not receive a physical share certificate.
Q10.	Are the expenses higher or lower for the Acquiring ETF as compared to the Merging Fund?
A.
The Acquiring ETF has a lower management fee and has a lower total annual operating expense ratio/total net annual operating expense ratio than each class of the Merging Fund. In addition, the Adviser has entered into a contractual expense limitation (which runs through August 31, 2028) and management fee waiver (which runs through August 31, 2026) to further reduce expenses of the Acquiring ETF until at least the termination dates of each of those arrangements.  For more information, see “Summary –Fees and Expenses” later in this Proxy Statement/Prospectus.

Q11.	Will you have to pay any sales load, commission or other similar fee in connection with the Reorganization?
A.
No.  You will not pay any sales load, commission or other similar fee in connection with the Reorganization. The Merging Fund’s Class A shares are currently subject to a front-end sales charge. While the Merging Fund’s Class A shares charge a contingent deferred sales charge (“CDSC”) on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge, and its Class C shares eliminate its CDSC one year after purchase, if the Reorganization is approved, the Adviser will waive all such CDSCs effective as of the approval date of the Reorganization.

After the Reorganization takes place, you will no longer redeem your individual shares directly from the Merging Fund. Instead, you will be able to sell your shares in the secondary market, such as on an exchange. Such sales of shares take place through a broker, and some brokers charge commissions or other fees.

Q12.	Will the Reorganization result in any federal tax liability to me?
A.
The Reorganization is designed to be treated as a tax-free reorganization for federal income tax purposes. Thus, assuming that the parties comply with the terms of the Reorganization Agreement, the Merging Trust will receive an opinion of counsel, with respect to the Reorganization, that the transaction will be a tax-free reorganization. The realized and unrealized gains, losses and net income for the Merging Fund will carry over to the Acquiring ETF in the Reorganization and will continue to be distributed in a manner consistent with the Fund.

There are a few caveats to this:
1.
Direct shareholders who do not transfer their Merging Fund shares to a brokerage account or exchange their Merging Fund shares for shares of other series of the Neuberger Berman fund family through September 24, 2025, will have their shares converted into shares of the Acquiring ETF and held by Equiniti, waiting for Direct Shareholders’ instructions, on the Closing Date of the Reorganization. However, if a Direct Shareholder holds Merging Fund shares through an IRA held directly with the Fund, and does not take action by September 24, 2025, Fund shares will be exchanged on the Closing Date of the Reorganization for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate NAV as the Direct Shareholder’s shares of the Merging Fund.  Alternatively, financial intermediaries for shareholders who hold shares of the Merging Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, may transfer those investments in the Fund to a different investment option prior to the Reorganization.  Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.  Please consult your tax advisor for any tax consequences due to these transactions.

2.
As part of the Reorganization, shareholders will receive cash compensation for any fraction of a share that they hold. The redemption of any fraction of a share will likely be a taxable event for them.

3.
It is possible that the Merging Fund may incur some capital gain in connection with the Reorganization due to the fact that the Merging Fund may hold various instruments as of the Closing Date, which must be transferred to the Acquiring ETF in cash.  Thus, in the Reorganization, the Merging Fund may need to sell those instruments, which could result in a capital gain.  The Acquiring ETF will receive the proceeds of any such sales.  As a result, if there are capital gains that result in a distribution to shareholders, such a distribution will be a taxable event for most shareholders.

4.
Prior to the Reorganization, the Merging Fund may make a distribution of net realized capital and foreign currency gains, which would normally be made in December.  This distribution, if necessary, will be a taxable event for most shareholders.

You should consult your tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.
Q13.	What will Happen if Shareholders do not Approve the Reorganization?
A.
If shareholders do not approve the Reorganization, you will remain shareholders of the Merging Fund and the Merging Trust’s Board may consider possible alternatives determined to be in the best interests of the Merging Fund and its shareholders, which may include liquidation of the Merging Fund.

Q14.	Who will pay for the Reorganization?
A.
The costs of the Reorganization will be borne by the Adviser, Neuberger Berman Investment Advisers LLC, whether or not the Reorganization is consummated, excluding any brokerage costs.  Any brokerage costs, including any brokerage costs related to repositioning the portfolio of the Merging Fund, will not be borne by the Adviser.

Q15.      How do I vote my shares?
A.
Shareholders may vote via the Internet, by accessing the website address printed on the enclosed voting instruction card; on your mobile device, by downloading the ProxyVote App where you can scan the control number on your voting form to vote; or in person at the meeting.

Shareholders may also indicate your voting instructions on the enclosed proxy card or voting instruction card, sign and date the card, and return the card by mail in the postage-paid envelope provided. To vote by telephone, mobile device or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling 800-877-9700. If you hold your shares through a financial intermediary and would like to attend the Meeting, please follow the instructions on the proxy voting form or other similar form you receive from your financial intermediary. If you hold shares of the Merging Fund through NBIA’s private wealth management program, NBIA may vote your shares on your behalf. NBIA will provide the information regarding the Reorganization to clients for which NBIA has investment discretion and proxy voting responsibilities prior to voting such shares. Consistent with its Proxy Voting Policies and Procedures, NBIA will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NBIA’s proxy votes for other client accounts.  NBIA will seek to vote all shares under its authority so long as that action is not in conflict with client instructions.
Any shareholder who has returned a proxy card has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Merging Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Merging Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Q16. Whom do I contact for further information?
A.
You can contact your financial advisor for further information. If you are a Neuberger Berman Private Wealth Management client, you may contact your advisor at 800-223-6448. You may also contact the Merging Fund at 800-877-9700. You may also visit our website at www.nb.com.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

IMPORTANT INFORMATION FOR DIRECT SHAREHOLDERS IF THE
REORGANIZATION IS APPROVED

Am I a Direct Shareholder?
You are a “Direct Shareholder” if your shares are held directly by the Merging Fund at its transfer agent, SS&C GIDS, Inc. (“Transfer Agent”). If you hold your shares through a brokerage account, you are NOT a Direct Shareholder.
How do you know if you hold your shares directly?
If you receive quarterly statements from Neuberger Berman Equity Funds, then you hold your shares directly. If your shares in the Merging Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain, please call 800-877-9700 and ask if you’re a Direct Shareholder. Additionally, if you hold your shares directly you may receive separate communications from us including email, regular mail, express delivery and via telephone.
What action must I take as a Direct Shareholder if the Reorganization Agreement is approved?
If you are a Direct Shareholder, you must take one of the following actions if the Reorganization Agreement is approved:

1.	Transfer the custody of your Merging Fund shares to the broker-dealer of your choice. While you can wait until after the Meeting date to see if the Reorganization will be approved, consider beginning this process prior to the Meeting date if this is your preferred option. This is the option that we recommend. Please refer to the next question for more information on starting this process.

2.	Exchange your Merging Fund shares for shares of another series of the Neuberger Berman fund family. You can do this by calling us at 800-877-9700. If the Reorganization is approved, a CDSC will not be imposed on shares of the Merging Fund exchanged for shares of another series of the Neuberger Berman fund family. In addition, no front-end sales charges will be imposed on shares of the Merging Fund exchanged for shares of the Acquiring ETF in connection with the Reorganization. The last day to exchange or purchase shares of the Merging Fund is September 23, 2025, at which date the Merging Fund will be closed to new purchases.

3.	Redeem your shares in the Merging Fund. You can do this by calling us at 800-877-9700. September 24, 2025 will be the last day to redeem Merging Fund shares and redemption orders for Merging Fund shares must be placed by that date.

How do I transfer my Merging Fund shares to be held through a brokerage account?
Transferring your shares from the Transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the Merging Fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account. It is possible that opening or maintaining a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.
We suggest you provide your broker with a copy of your statement from the Merging Fund. Your broker will require the Merging Fund’s account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.
The sooner you initiate the transfer, the better. While you can wait until after the Meeting date to see if the Reorganization Agreement will be approved to begin any transfer, consider beginning any transfer process prior to the Meeting date, especially if your preferred option is to transfer Merging Fund shares to a brokerage account, since that option is likely to take the longest time. If you have any questions about this process or need assistance, call us at 800-877-9700.

x

NEUBERGER BERMAN EQUITY FUNDS
Neuberger Berman Dividend Growth Fund
1290 Avenue of the Americas
New York, New York 10104
_________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 23, 2025
_________________________
June 9, 2025
Dear Shareholder:
A Special Meeting (the “Meeting”) of shareholders of the Neuberger Berman Dividend Growth Fund (the “Merging Fund”), a series of Neuberger Berman Equity Funds, will be held on July 23, 2025, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. Shareholders will have the option to attend the Meeting in person. At the Meeting, shareholders of the Merging Fund will be asked to consider and act upon the following proposals:
(1)
To approve an Agreement and Plan of Reorganization between Neuberger Berman Equity Funds, on behalf of Neuberger Berman Dividend Growth Fund, and Neuberger Berman ETF Trust, on behalf of Neuberger Berman Core Equity ETF, and the transactions contemplated thereby, including (a) the transfer of all assets of Neuberger Berman Dividend Growth Fund to, and the assumption of all its liabilities by, Neuberger Berman Core Equity ETF in exchange solely for shares of Neuberger Berman Core Equity ETF having an aggregate net asset value equal to the value of the Neuberger Berman Dividend Growth Fund’s net assets, (b) the distribution of those Neuberger Berman Core Equity ETF shares pro rata to shareholders of Neuberger Berman Dividend Growth Fund  (plus cash in lieu of any fractional Neuberger Berman Core Equity ETF shares), and (c) the termination of Neuberger Berman Dividend Growth Fund (the “Reorganization”).

(2)	To transact such other business that may properly come before the Meeting or any adjournments or postponements thereof.
You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Merging Fund shares at the close of business on May 23, 2025 (“Record Date”). If you attend the Meeting, you may vote your shares, or provide your voting instructions, in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s) or voting instruction card(s). If you have any questions about any proposal or the voting instructions, please call NBIA at 800-877-9700. The appointed proxies will vote in their discretion on any other business, including any vote
i

on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Merging Fund may be voted on only in person or by written proxy.
The Merging Fund will admit to the Meeting: (1) all shareholders of record of the Merging Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date and who bring such proof to the meeting, such as a letter or account statement from a broker, (3) persons who have been granted valid proxies and (4) such other persons that the Merging Fund, in its sole discretion, may elect to admit. In addition, if you hold your shares through a financial intermediary and would like to attend the Meeting, please follow the instructions on the proxy voting form or other similar form you receive from your financial intermediary. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 800-877-9700.
Unless proxy cards or voting instruction cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards or voting instruction cards, they will not be voted. If the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” the Reorganization proposal and will be voted with respect to any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

By order of the Board of Trustees,

Claudia A. Brandon
Secretary of the Trust
___________________________
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this document is either a service mark or registered service mark of Neuberger Berman Group LLC or Neuberger Berman Investment Advisers LLC. © 2025 Neuberger Berman Investment Advisers LLC. All rights reserved.
ii

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears on the proxy card.

(2) Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp...........................................
(2) ABC Corp...........................................
(3) ABC Corp.
 c/o John Doe, Treasurer.......................
(4) ABC Corp. Profit Sharing Plan...........
ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust .......................................... (2) Jane B. Doe, Trustee u/t/d 12/28/78....	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA ................... (2) John B. Smith .....................................	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF THE FUND YOU OWN.
PLEASE VOTE PROMPTLY.
You may receive more than one proxy card depending on how you hold shares of the Fund. Please fill out and return each proxy card.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone, mobile device and by internet.
To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

iii

NEUBERGER BERMAN EQUITY FUNDS

1290 Avenue of the Americas
New York, NY 10104

PROXY STATEMENT/PROSPECTUS
Reorganization of the NEUBERGER BERMAN DIVIDEND GROWTH FUND, a series of Neuberger Berman Equity Funds into the NEUBERGER BERMAN CORE EQUITY ETF, a series of Neuberger Berman ETF Trust

June 9, 2025
This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Neuberger Berman Dividend Growth Fund (the “Merging Fund”), a series of Neuberger Berman Equity Funds (the “Merging Trust”), in connection with a Special Meeting of its shareholders to be held on July 23, 2025, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, at which those shareholders will be asked to approve the reorganization of the Merging Fund into Neuberger Berman Core Equity ETF (the “Acquiring ETF”), a series of Neuberger Berman ETF Trust (the “Acquiring Trust”).
This Proxy Statement/Prospectus constitutes the proxy statement of the Merging Fund for the Meeting and the prospectus for the shares of the Acquiring ETF.  The Merging Fund is a mutual fund. The Acquiring ETF is an exchange traded fund.  The Boards of Trustees of the Merging Trust and Acquiring Trust (each, a “Board” and collectively, the “Boards”) have approved the reorganization, pending shareholder approval, and has determined that the reorganization is in the best interests of each Fund and their respective shareholders and that the interests of each Fund’s shareholders would not be diluted.
The Acquiring ETF has the same investment adviser and has a similar investment strategy in that it also invests mainly in U.S. equity securities, but there are various differences between the investment objective, investment strategy, principal risks, and fundamental policies of the Merging Fund and Acquiring ETF.  In addition, there are differences in how the Acquiring ETF is distributed, and in purchase and redemption procedures for the Acquiring ETF.  These differences are summarized below.
The Acquiring ETF has a lower management fee and has a lower total annual operating expense ratio/total net annual operating expense ratio than each class of the Merging Fund. In addition, the Adviser has entered into a contractual expense limitation (which runs through August

31, 2028) and management fee waiver (which runs through August 31, 2026) to further reduce expenses of the Acquiring ETF until at least the termination dates of each of those arrangements.
Throughout this Proxy Statement/Prospectus, we refer to the transaction as a “Reorganization.”  For purposes of this Proxy Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Merging Fund. Each of the Merging Trust and Acquiring Trust is an open-end management investment company organized as a Delaware statutory trust. NBIA is the investment adviser to the Merging Fund and the Acquiring ETF.  Shares of the Acquiring ETF are listed for trading on NYSE Arca, Inc. (“NYSE Exchange” or “Exchange”).
If approved by Merging Fund shareholders, the Reorganization will be effected by the transfer of all assets of the Merging Fund in exchange solely for the Acquiring ETF’s shares and the Acquiring ETF’s assumption of all liabilities of the Merging Fund. As soon as practicable after the Reorganization is approved, but no later than September 26, 2025 (the “Closing Date”), Merging Fund shareholders will receive shares of the Acquiring ETF with the same total net asset value (“NAV”) as that shareholder’s Merging Fund shares.
If the Reorganization is approved, in preparation for the Reorganization, the last day to purchase or exchange shares of the Merging Fund will be September 23, 2025.  Purchase or exchange orders for Merging Fund shares must be placed by September 23, 2025. The last day to redeem Merging Fund shares will be September 24, 2025.  Redemption orders for Merging Fund shares must be placed by September 24, 2025.  All Merging Fund shares will be converted into Acquiring ETF Shares in connection with the Reorganization, which is expected to close after the end of trading on or about September 26, 2025.  Merging Fund shares held by Direct Shareholders (as defined in the box on page x above) also will be converted into Acquiring ETF Shares that will be held by Equiniti Trust Company, LLC (“Equiniti”) until they are transferred to a brokerage account. However, Merging Fund shares held through an IRA held directly with the Merging Fund and for which no action is taken through September 24, 2025, will be exchanged for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate NAV as the Direct Shareholder’s shares of the Fund.  For guidance on determining whether you are a Direct Shareholder, see the box on page x above.
This Proxy Statement/Prospectus concisely sets forth information that a Merging Fund shareholder should know before voting on the Reorganization and should be retained for future reference.  A Statement of Additional Information relating to this Proxy Statement/Prospectus dated June 9, 2025 (“SAI”) has been filed with the SEC and is incorporated herein by reference.  A copy of the SAI may be obtained without charge by writing or calling the Acquiring ETF at the address and telephone number shown on the prior page.
In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
•
the Prospectus and the Statement of Additional Information for the Merging Fund, dated December 18, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-00582) (Accession No. 0001206774-24-001112);

•
the Prospectus and the Statement of Additional Information of the Acquiring ETF, dated December 18, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-23761) (Accession No. 0001206774-24-001111);

•
the Annual Report of the Merging Fund for the fiscal year ended August 31, 2024, which has previously been sent to shareholders of the Merging Fund, and the related financial  statements, both of which are on file with the SEC (http://www.sec.gov), (File No. 811-00582) (Accession No. 0000898432-24-000879);

•
the Semi-Annual Report of the Merging Fund for the fiscal period ended February 28, 2025, which has previously been sent to shareholders of the Merging Fund and the related financial statements, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-00582) (Accession No. 0000898432-25-000301); and

•
the Annual Report of the Acquiring ETF for the fiscal year ended August 31, 2024, which has previously been sent to shareholders of the Acquiring ETF, and the related financial statements, both of which are on file with the SEC (http://www.sec.gov), (File No. 811-23761) (Accession No. 0000898432-24-000880); and

•
the Semi-Annual Report of the Acquiring ETF for the fiscal period ended February 28, 2025, which has previously been sent to shareholders of the Acquiring ETF, and the related financial statements, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-23761) (Accession No. 0000898432-25-000299).

This Proxy Statement/Prospectus will be mailed on or about  June 9, 2025 to shareholders of record of the Merging Fund as of May 23, 2025.
The Merging Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC. Reports and other information about the Merging Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Merging Fund’s Prospectus, Statement of Additional Information, annual report, semi-annual report, financial statements and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Merging Fund at Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling toll-free at 877-628-2583. They are also available, free of charge, at www.nb.com.
The Acquiring ETF’s Prospectus, Statement of Additional Information, annual report, financial statements and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Acquiring ETF at Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling toll-free at 877-628-2583. They are also available, free of charge, at www.nb.com.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

TABLE OF CONTENTS
SUMMARY	1
About the Reorganization	1
Fees and Expenses	2
Investment Objectives and Principal Strategies	7
Principal Risks	7
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures	9
Additional Information on Differences in Purchases of Shares	11
Additional Information on Differences in Exchange Privileges	12
Additional Information on Differences in Redemption Rights	12
Federal Tax Consequences	13
INFORMATION ABOUT THE REORGANIZATION	13
Reorganization	13
Reasons for the Proposed Reorganization	14
Board Considerations	16
COMPARISON OF THE MERGING FUND AND ACQUIRING ETF	17
Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies	17
Investment Objectives	18
Principal Investment Strategies	18
Principal Risks	20
Fundamental Investment Policies	31
Differences between Diversified and Non-Diversified Funds	33
Performance History	34
The Investment Adviser	36
Portfolio Managers	38
Other Service Providers	38
Purchase, Redemption/Sale and Pricing of Fund Shares	39
Sales Loads	39
Rule 12b-1 Plan (or Plan)	39
Purchases and Redemptions/Sales of Fund Shares	40
Pricing	41
Frequent Trading/Market Timing	42
Dividends, Distributions and Taxes	42

i

Federal Income Taxes	43
Foreign Taxes	44
U.S. Taxation of Foreign Shareholders	44
FINANCIAL HIGHLIGHTS	45
ADDITIONAL INFORMATION RELATING TO THE REORGANIZATION	45
Description of the Reorganization	45
Capitalization	47
Portfolio Turnover	48
Federal Income Taxes	49
Portfolio Repositioning	50
Expenses of the Reorganization	50
Share Certificates	50
OTHER INFORMATION	50
Shareholder Information	50
Shareholder Rights and Description of Securities to Be Issued	52
VOTING INFORMATION	53
Voting Rights	53
Quorum; Adjournment	54
Vote Required	54
GENERAL INFORMATION	54
Ownership of Shares	54
Payment of Solicitation Expenses	55
Other Matters to Come Before the Meeting	55
Shareholder Proposals	55
Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees	56
APPENDIX A	57
APPENDIX B	74
APPENDIX C	80
APPENDIX D	87
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SUMMARY
The following summarizes more complete information appearing later in this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.
 About the Reorganization
The Boards of the Merging Fund and the Acquiring ETF, including in each case all the trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) (“Independent Trustees”) of the Merging Trust or Acquiring Trust, propose that the Merging Fund reorganize into the Acquiring ETF and that each Merging Fund shareholder become a shareholder of the Acquiring ETF. The Boards recommend that you vote “FOR” the Reorganization.
Merging Fund	Acquiring ETF
Neuberger Berman Dividend Growth Fund	Neuberger Berman Core Equity ETF

The Merging Fund is a series of Neuberger Berman Equity Funds, a Delaware statutory trust (the “Merging Trust”), and the Acquiring ETF is a series of Neuberger Berman ETF Trust, a Delaware statutory trust (the “Acquiring Trust”). The Merging Trust and Acquiring Trust are open-end management investment companies registered with the SEC. The Merging Fund and the Acquiring ETF are organized as separate series of the Merging Trust and Acquiring Trust, respectively. Neuberger Berman Investment Advisers LLC (“NBIA” or the “Adviser”) serves as investment adviser to the Merging Fund and the Acquiring ETF.
The Merging Fund currently has four classes of shares, Class A, Class C, Institutional Class and  Class R6 shares.
If approved, the Reorganization will have the following steps:
•
First, on or about September 11, 2025, Class A, Class C and Class R6 shares of the Merging Fund will be consolidated into the Institutional Class (without a contingent deferred sales charge (“CDSC”) or other charge, if applicable).  Accordingly, after that date, all Fund shareholders will own Institutional Class shares.

•
Second, on September 26, 2025, any fraction of a share of the Merging Fund held by shareholders will be redeemed, and the Merging Fund will distribute such redemption proceeds to those shareholders. The redemption of your fraction of a share will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

•
Third, on September 26, 2025, the Reorganization will occur.  In the Reorganization, each whole share of the Merging Fund held by shareholders will be replaced with a share of the Acquiring ETF and Acquiring ETF shares will be transferred to your brokerage account or if you are a Direct Shareholder, held by a transfer agent until the brokerage account is identified (subject to applicable federal or state laws concerning unclaimed property). Direct shareholders who hold Merging Fund shares through a direct individual retirement account held with the Merging

•
Fund as of the day prior to the Reorganization date will receive cash equal to the NAV of such shares as of that date. Such redemptions will result in taxable distributions by the IRAs (other than Roth IRAs) to their account holders and may have other tax consequences.

Prior to the Reorganization, the Merging Fund may make a distribution of net realized capital and foreign currency gains, which would normally be made in December.  This distribution, if necessary, will be a taxable event for most shareholders.
After the Reorganization you will hold shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Merging Fund that you owned prior to the Reorganization (adjusted for cash distributions, if any, for any fraction of a share). You will not receive a physical share certificate.
 Fees and Expenses
As an investor in any fund, one pays different types of fees and expenses when buying and holding shares. Shareholders pay certain of these fees and expenses indirectly because they are deducted from fund assets.
The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Merging Fund and the Acquiring ETF. For the Reorganization, the tables below show each of the Merging Fund’s class’ fees and expenses based on the Merging Fund’s average net assets as of August 31, 2024 and actual expenses incurred. The pro forma expenses of the Acquiring ETF are estimated and reflect the fees and expenses of the Acquiring ETF after giving effect to the proposed Reorganization.  The Acquiring ETF (Pro Forma) column shows the fees and expenses that will apply going forward.

Merging Fund (Institutional Class Shares)		Acquiring ETF	Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.65	0.39	0.39
Distribution and/or shareholder service (Rule 12b-1) fees	None	None	None
Other expenses	0.34	0.49[1]	0.10[1]
Total annual operating expenses	0.99	0.88	0.49
Fee waiver and/or expense reimbursement	0.29	0.58	0.19
Total annual operating expenses after fee waiver and/or expense reimbursement	0.70[2]	0.30[3,4]	0.30[3,4]

1 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
2 Neuberger Berman Investment Advisers LLC (the “Adviser”) has contractually undertaken to waive and/or reimburse certain fees and expenses of the Merging Fund’s Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 0.69% of average net assets. This undertaking lasts until 8/31/2028 and may not be terminated during its term without the consent of the Merging Fund’s Board of Trustees. The Merging Fund has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 0.69% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Acquiring ETF are limited to 0.29% of average net assets until 08/31/2026 (after taking into account the Fee Waiver discussed in Footnote 4 below) and 0.39% of average net assets from 9/1/2026 to 08/31/2028 and may not be terminated during its term without the consent of the Board of Trustees. The Acquiring ETF has agreed that it will repay the Adviser for fees and expenses waived or reimbursed for the Acquiring ETF, provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Acquiring ETF repays the Adviser, whichever is lower. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.
4 The Adviser has contractually undertaken to waive its management fee by 0.10% of the Acquiring ETF’s average daily net assets (“Fee Waiver”). The undertaking lasts until 8/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fee Waiver is not subject to repayment under the expense limitation arrangement described in footnote 3 above and will not reduce expenses below the expense limitation arrangement described in footnote 3 above.
Merging Fund (Class A Shares)		Acquiring ETF	Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.76	0.39	0.39
Distribution and/or shareholder service (Rule 12b-1) fees	0.25	None	None
Other expenses	0.40	0.49[2]	0.10[2]
Total annual operating expenses	1.41	0.88	0.49
Fee waiver and/or expense reimbursement	0.35	0.58	0.19
Total annual operating expenses after fee waiver and/or expense reimbursement	1.06[3]	0.30[4,5]	0.30[4,5]

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge.
2 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
3 Neuberger Berman Investment Advisers LLC (the “Adviser”) has contractually undertaken to waive and/or reimburse certain fees and expenses of the Merging Fund’s Class A shares so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 1.05% of average net assets. This undertaking lasts until 8/31/2028 and may not be terminated during its term without the consent of the Merging Fund’s Board of Trustees. The Merging Fund has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 1.05% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

4 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Acquiring ETF are limited to 0.29% of average net assets until 08/31/2026 (after taking into account the Fee Waiver discussed in Footnote 5 below) and 0.39% of average net assets from 9/1/2026 to 08/31/2028 and may not be terminated during its term without the consent of the Board of Trustees. The Acquiring ETF has agreed that it will repay the Adviser for fees and expenses waived or reimbursed for the Acquiring ETF, provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Acquiring ETF repays the Adviser, whichever is lower. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.
5 The Adviser has contractually undertaken to waive its management fee by 0.10% of the Acquiring ETF’s average daily net assets (“Fee Waiver”). The undertaking lasts until 8/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fee Waiver is not subject to repayment under the expense limitation arrangement described in footnote 4 above and will not reduce expenses below the expense limitation arrangement described in footnote 4 above.
Merging Fund (Class C Shares)		Acquiring ETF	Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	1.00	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.76	0.39	0.39
Distribution and/or shareholder service (Rule 12b-1) fees	1.00	None	None
Other expenses	0.35	0.49[2]	0.10[2]
Total annual operating expenses	2.11	0.88	0.49
Fee waiver and/or expense reimbursement	0.30	0.58	0.19
Total annual operating expenses after fee waiver and/or expense reimbursement	1.81[3]	0.30[4,5]	0.30[4,5]

1 For Class C shares, the CDSC is eliminated one year after purchase.
2 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
3 Neuberger Berman Investment Advisers LLC (the “Adviser”) has contractually undertaken to waive and/or reimburse certain fees and expenses of the Merging Fund’s Class C so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 1.80% of average net assets. This undertaking lasts until 8/31/2028 and may not be terminated during its term without the consent of the Merging Fund’s Board of Trustees. The Merging Fund has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 1.80% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

4 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Acquiring ETF are limited to 0.29% of average net assets until 08/31/2026 (after taking into account the Fee Waiver discussed in Footnote 5 below) and 0.39% of average net assets from 9/1/2026 to 08/31/2028 and may not be terminated during its term without the consent of the Board of Trustees. The Acquiring ETF has agreed that it will repay the Adviser for fees and expenses waived or reimbursed for the Acquiring ETF, provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Acquiring ETF repays the Adviser, whichever is lower. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.
5 The Adviser has contractually undertaken to waive its management fee by 0.10% of the Acquiring ETF’s average daily net assets (“Fee Waiver”). The undertaking lasts until 8/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fee Waiver is not subject to repayment under the expense limitation arrangement described in footnote 4 above and will not reduce expenses below the expense limitation arrangement described in footnote 4 above.

Merging Fund (Class R6 Shares)		Acquiring ETF	Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.55	0.39	0.39
Distribution and/or shareholder service (Rule 12b-1) fees	None	None	None
Other expenses	0.53	0.49[1]	0.10[1]
Total annual operating expenses	1.08	0.88	0.49
Fee waiver and/or expense reimbursement	0.48	0.58	0.19
Total annual operating expenses after fee waiver and/or expense reimbursement	0.60[2]	0.30[3,4]	0.30[3,4]

1 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
2 Neuberger Berman Investment Advisers LLC (the “Adviser”) has contractually undertaken to waive and/or reimburse certain fees and expenses of the Merging Fund’s Class R6 Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 0.59% of average net assets. This undertaking lasts until 8/31/2028 and may not be terminated during its term without the consent of the Merging Fund’s Board of Trustees. The Merging Fund has agreed that Class will R6 repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 0.59% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Acquiring ETF are limited to 0.29% of average net assets until 08/31/2026 (after taking into account the Fee Waiver discussed in Footnote 4 below) and 0.39% of average net assets from 9/1/2026 to 08/31/2028 and may not be terminated during its term without the consent of the Board of Trustees. The Acquiring ETF has agreed that it will repay the Adviser for fees and expenses waived or reimbursed for the Acquiring ETF, provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Acquiring ETF repays the Adviser, whichever is lower. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.
4 The Adviser has contractually undertaken to waive its management fee by 0.10% of the Acquiring ETF’s average daily net assets (“Fee Waiver”). The undertaking lasts until 8/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fee Waiver is not subject to repayment under the expense limitation arrangement described in footnote 3 above and will not reduce expenses below the expense limitation arrangement described in footnote 3 above.
Expense Examples
These Examples are intended to help you compare the cost of investing in the Merging Fund with the cost of investing in the Acquiring ETF. The Examples assume that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Examples further assume that the expense limitation and/or fee waiver of the Merging Fund and Acquiring ETF described in the footnote to the fee table shown above are in effect for the periods described in the footnote. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Merging Fund – Class A	$677	$893	$1,202	$2,078
Merging Fund – Class C (assuming redemption)	$284	$569	$1,047	$2,366
Merging Fund – Class C (assuming no redemption)	$184	$569	$1,047	$2,366
Merging Fund – Institutional Class	$72	$224	$458	$1,129
Merging Fund –Class R6	$61	$192	$448	$1,179
Acquiring ETF	$31	$118	$328	$934
Acquiring ETF (pro forma)	$31	$118	$236	$579

For the Reorganization, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Fees and Expenses) and the pro forma expense example (shown above under the heading Expense Examples) are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring ETF’s assets at the time of the Reorganization, many of which are beyond the control of the Adviser or the Acquiring ETF.
Investment Objectives and Principal Strategies
The Acquiring ETF has a similar investment strategy to the Merging Fund in that it also invests mainly in U.S. equity securities, but there are various differences between the investment objective, investment strategy, principal risks, and fundamental policies of the Merging Fund and Acquiring ETF. Some of these similarities and differences are outlined below.
•	The Merging Fund seeks long term capital appreciation and current income while the Acquiring ETF seeks long-term growth of capital.

•
The Merging Fund normally invests at least 80% of its net assets in equity securities that pay dividends and may invest in companies of any market capitalization.  The Acquiring ETF normally invests at least 80% of its net assets in equity securities and other investment companies that provide investment exposure to equity securities and invests primarily in equity securities of large-capitalization companies.

•
The Merging Fund invests primarily in domestic securities and may also invest in securities of foreign companies, including companies in emerging markets.  The Acquiring ETF mainly invests in common stocks of U.S. companies.

•	Each Fund has the same Adviser; however, the Merging Fund and the Acquiring ETF have different portfolio managers.

•
Each Fund has the same fundamental investment policies except their diversification status differs.  The Merging Fund is a diversified fund under the 1940 Act.  The Acquiring ETF is a non-diversified fund under the 1940 Act.

For a more detailed information regarding the principal investment strategies and fundamental policies of the Acquiring ETF and how they differ from that of the Merging Fund, see “Comparison of the Merging Fund and Acquiring ETF – Principal Investment Strategies” later in this Proxy Statement/Prospectus.
Principal Risks
Each Fund has similar risks since they both invest mainly in U.S. equity securities. However, there are differences in each Fund's risks with the Acquiring ETF having the following additional risks:
•
Depositary Receipts Risk. Depositary receipts are certificates issued by a financial institution evidencing ownership of underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in the underlying foreign securities. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities.

•
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.

•
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

•
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio, may not be liquid and may be halted by the listing exchange. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
•
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

In addition, the Acquiring ETF has some further risks, due to its operations as an ETF. These additional risks are:
•
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants. Only an authorized participant may transact in creation and redemption transactions directly with the Fund, and authorized participants are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other Authorized Participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.

•
Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

•
Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

•
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed.

For more information, see “Comparison of the Merging Fund and Acquiring ETF –Principal Risks” later in this Proxy Statement/Prospectus.
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures
There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures of the Merging Fund and the Acquiring ETF. The table below summarizes the changes generally.  Please see the narrative discussion following the table for more information about these differences.
	Merging Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the Merging Fund or through financial intermediaries, including platforms.
Individual shares may be purchased in the secondary market on an exchange, through a broker.
New shares may only be purchased directly from the Acquiring ETF in large groups called “Creation Units” (25,000 or more shares) and only through certain investors, called “Authorized Participants.”

Purchase procedures	Shareholders open an account with the Merging Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Only Authorized Participants may purchase Creation Units of shares from the Acquiring Trust.

Exchange rights	Shares of the Merging Fund may be exchanged for the same Class shares of another series of the Merging Trust.	ETF shares have no exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Merging Fund at NAV at any time and will receive proceeds in cash.
Individual shareholders normally “exit” their investment in the Acquiring ETF by selling shares on the exchange, through a broker.
Shares may only be redeemed by Authorized Participants in Creation Units and are redeemed either in cash, in-kind or a combination of in-kind and cash.

For both the Merging Fund and the Acquiring ETF, the NAV is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE Exchange”) is open for business.
Further, each of the Merging Fund and Acquiring ETF generally values portfolio securities at market value. Because the value of portfolio securities changes every business day, the share price of the Merging Fund or Acquiring ETF usually changes as well. In the event of an emergency or other disruption in trading on the NYSE Exchange, the NAV of the Merging Fund or Acquiring ETF would still normally be determined as of 4:00 P.M., Eastern time. The NYSE Exchange is generally closed on all national holidays and Good Friday; shares of the Merging Fund or Acquiring ETF will not be priced on those days or other days on which the NYSE Exchange is scheduled to be closed. When the NYSE Exchange is closed for unusual reasons, shares of the Merging Fund or Acquiring ETF will generally not be priced although the Merging Fund or Acquiring ETF may decide to remain open and in such a case, it would post a notice on www.nb.com.

Additional Information on Differences in Purchases of Shares
Merging Fund.  Shares of the Merging Fund are sold at NAV. Shareholders or prospective shareholders of the Merging Fund may purchase shares of the Merging Fund on any day that the NYSE Exchange is open for trading, subject to certain restrictions. Purchases may be made by contacting Neuberger Berman Equity Funds by calling 800.877.9700. You also may purchase shares through a financial intermediary. The Merging Fund does not impose a minimum initial investment requirement for Class R6 shares. The minimum initial investment for Institutional Class shares of the Merging Fund is $1 million. The minimum initial investment for Class A or Class C shares of the Merging Fund is $1,000.  Additional investments can be as little as $100. The initial investment minimum may be waived in certain cases.
Acquiring ETF.  The Acquiring ETF is traded on NYSE Arca, Inc. during the trading day.  Individual shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.
Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF are done in increments of 25,000 share Creation Units. A fee (called a “Transaction Fee”) is charged to Authorized Participants who create or redeem Acquiring ETF shares in Creation Units. The Acquiring ETF’s standard Transaction Fee is $250 for in-kind transactions and $100 for cash transactions. The Acquiring ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being purchased.  Under normal circumstances, the Acquiring ETF issues or redeems Creation Units in return for a basket of assets and/or cash amount that the Acquiring ETF specifies each day and are effected at the NAV as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day.  Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through the Acquiring ETF’s transfer agent to its distributor.

More information about the purchase and sale of ETF shares in Creation Units can be found in the Acquiring ETF’s Statement of Additional Information under the heading “Creation and Redemption of Creation Units.”
Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.
Additional Information on Differences in Exchange Privileges
Merging Fund.  Shareholders of the Merging Fund may exchange their shares for shares of other series of the Neuberger Berman fund family.
Acquiring ETF.  There is no exchange privilege for the Acquiring ETF. This means that to exit an investment in the Acquiring ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.
Additional Information on Differences in Redemption Rights
Merging Fund. Shares of the Merging Fund are redeemed directly from the Merging Fund at NAV on any day that the NYSE Exchange is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request, by first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). Shareholders may also redeem shares through their financial advisory or other financial intermediary.
Acquiring ETF.  The Acquiring ETF is traded on the Exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring ETF, except in Creation Units. To exit an investment, an investor would sell individual ETF shares on the exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETF, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETF. Because the ETF shares trade on an exchange at market prices rather than at the NAV, shares may trade at market prices that are greater than NAV (premium) or less than NAV (discount).
Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring ETF. Redemption activity conducted by Authorized Participants directly with the Acquiring ETF is generally done in increments of 25,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Acquiring ETF’s standard Transaction Fee is $250 for in-kind transactions and $100 for cash transactions. The Acquiring ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being redeemed.

The Acquiring ETF redeems Creation Units in return for a basket of instruments and/or cash that the Acquiring ETF specifies each day, which basket will have the same aggregate value as the aggregate NAV of the Creation Unit(s) redeemed. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent.
Redemption proceeds for a Creation Unit may be paid in cash or partially in cash. Redemption proceeds for a Creation Unit will consist of securities and/or cash in an amount equal to the difference between the NAV of the shares of the Acquiring ETF being redeemed, as next determined after a receipt of a request in proper form less any fixed redemption transaction fee and any applicable additional variable charge.
More information about the purchase and sale of ETF shares in Creation Units can be found in the Acquiring ETF’s Statement of Additional Information under “Creation and Redemption of Creation Units.”  In addition, more detailed information is available below in this Proxy Statement/Prospectus in the section entitled “Comparison of the Merging Fund and Acquiring ETF —Purchase, Redemption/Sale and Pricing of Fund Shares.”
Federal Tax Consequences
The Reorganization is expected to be a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Merging Fund shareholders as a direct result of the Reorganization (except with respect to cash, if any, received in lieu of any fraction of a share). The distribution of money market fund shares to IRAs will result in the recognition of gain or loss but should not result in any tax payable by such IRAs or their account owner due to their tax-exempt status provided that the IRAs are not terminated at that time. As a non-waivable condition to the Reorganization, the Merging Trust will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. For more information on the tax consequences of the Reorganization, see “Additional Information Relating to the Reorganization – Federal Income Taxes” later in this Proxy Statement/Prospectus.
INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Proxy Statement/Prospectus, if approved, the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”).
The Reorganization will involve several steps, however, which will affect you as a shareholder.  All of these dates are subject to change and assume the Reorganization is approved by shareholders of the Merging Fund.
First, on or about September 11, 2025, Class A, Class C, and Class R6 shares of the Merging Fund will be consolidated into the Institutional Class (without a CDSC or other charge, if applicable).  Accordingly, after that date, all Fund shareholders will own Institutional Class shares.

Second, on September 19, 2025, any fraction of a share of the Merging Fund held by shareholders will be redeemed, and the Merging Fund will distribute such redemption proceeds to those shareholders. The redemption of your fraction of a share will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.
Third, no later than  September 26, 2025, the Reorganization will occur, if approved.  In the Reorganization, the Merging Fund will transfer all of its assets to the Acquiring ETF in exchange for the assumption of all liabilities of the Merging Fund by the Acquiring ETF, and shares of the Acquiring ETF having an aggregate NAV (plus cash in lieu of any fraction of a share, if any) equal to the aggregate NAV of the shares of the Merging Fund on the Closing Date for the Reorganization (currently, the Closing Date is expected to be September 26, 2025, but could be a later date agreed to by the Merging Fund and the Acquiring ETF). The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Merging Fund. Holders of shares of the Merging Fund will receive the number of shares of the Acquiring ETF (and cash in lieu of any fraction of a share, if any) equal in value to the aggregate NAV of the shares of the Merging Fund held immediately prior to the Reorganization. After the Reorganization, shareholders will no longer have the right to redeem fund shares individually from the Acquiring ETF for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts.
The Boards of the Merging Fund and the Acquiring ETF, including the Independent Trustees, on behalf of the Merging Fund and the Acquiring ETF, respectively, each have approved the Reorganization Agreement, subject to shareholder approval. The Reorganization Agreement provides for:
•
the transfer of substantially all of the assets of the Merging Fund to the Acquiring ETF in exchange for shares of the Acquiring ETF and the Acquiring ETF’s assumption of liabilities of the Merging Fund;

•	the distribution of such Acquiring ETF shares to the Merging Fund’s shareholders; and

•	the termination of the Merging Fund as a separate series of the Neuberger Berman Equity Funds.

If the Reorganization is approved and completed, the Acquiring ETF will acquire substantially all of the assets and the liabilities of the Merging Fund, and shareholders of the Merging Fund will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Merging Fund shares that the shareholders own immediately prior to the Reorganization, except that Merging Fund shareholders will receive cash in lieu of fractional Merging Fund shares.
Reasons for the Proposed Reorganization
We are seeking your approval for the Reorganization because the Adviser believes that it is in the best interests of the Merging Fund and its shareholders if the Merging Fund is reorganized into the Acquiring ETF because of (1) the compatibility of the investment programs of the Merging Fund and the Acquiring ETF; (2) the historical performance record of the Merging Fund and the performance record of the Acquiring ETF; (3) the historical asset levels of the Merging Fund and its prospects for future growth; (4) the prospects for future growth of the Acquiring ETF with the additional assets of the Merging Fund; (5) the continuity of advisory services provided by the Reorganization; (6) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then-prevailing market price; and (7) the Acquiring ETF has lower net total annual operating expenses than each class of the Merging Fund.
The Adviser recognizes that, after the Reorganization, shareholders will no longer have the right to redeem fund shares individually from the Acquiring ETF for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that reorganizing the Merging Fund into the Acquiring ETF will result in a better outcome for shareholders over the long-term.
Further, since the Acquiring ETF is generally less expensive to operate because some types of fees that are commonly paid by mutual funds are not paid by ETFs, or are paid at a fixed fee, rather than a variable rate, the Adviser believes this will benefit shareholders of the Merging Fund over the long-term.  These fees include:
•
Transfer agency fees. Transfer agency fees are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and typically less expensive because the ETF can use a system operated by the Depository Trust Company (“DTC”). Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund, the number of shareholder accounts, and level of shareholder activity in the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs can be less than the cost for traditional mutual funds.

•
Shareholder servicing fees.  Shareholder servicing fees are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. The Acquiring ETF does not pay shareholder servicing fees.

•
State registration fees.  Many states require mutual funds to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. Further, although ETFs must pay an exchange listing fee, such fees generally are lower than the state registration fees paid by mutual funds.

•
Custody fees. Custody fees are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

o
When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares or cash or a combination of shares and cash, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.

Board Considerations
The Board met on March 26-27, 2025 to consider information in connection with the Reorganization. In determining whether to approve the Reorganization and the Reorganization Agreement, the Board of the Merging Trust and Acquiring Trust (together, the “Board”), including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of the Merging Fund and the Acquiring ETF, including that the Acquiring ETF has a similar investment strategy to the Merging Fund in that it also invests mainly in U.S. equity securities, but there are various differences between the investment objective, investment strategy, principal risks, and fundamental policies of the Merging Fund and Acquiring ETF; (3) the expense ratios of each Fund on a comparative basis, including that the Acquiring ETF has a lower management fee and has a lower total net annual operating expense ratio than each class of the Merging Fund; (4) the historical performance record of the Merging Fund and the performance record of the Acquiring ETF, as well as the performance record of similar accounts managed by the Adviser in a similar strategy as the Acquiring ETF, which has more than ten years of performance history since the Acquiring ETF only commenced operations in 2024; (5) the historical asset levels of the Merging Fund and its prospects for future growth, including that the Merging Fund has failed to reach sufficient scale in its close to ten years of operations; (6) the prospects for future growth of the Acquiring ETF with the additional assets of the Merging Fund; (7) the continuity of advisory and other services provided by the Reorganization; (8) that the Adviser will bear costs of the Reorganization (excluding any brokerage costs), noting that brokerage costs related to repositioning the portfolio of the Merging Fund are anticipated to be minimal; (9) the potential benefits of the ETF structure for Merging Fund shareholders; and (10) the non-recognition of any gain or loss for federal income tax purposes to the Merging Fund or its shareholders as a result of the Reorganization, including that there are expected to be minimal to no capital gains distributions due to any repositioning in connection with the Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and the Reorganization Agreement.
At the meeting, representatives of the Adviser discussed the rationale for the Reorganization.  The Adviser’s representatives explained that the Merging Fund has failed to reach sufficient scale in its close to ten years of operations and the Adviser considered various options for the Merging Fund, including liquidation.  However, the Adviser noted that liquidation could have adverse tax consequences for long-term shareholders of the Merging Fund and the Reorganization would allow shareholders of the Merging Fund to move to a fund with better prospects for future growth. The Adviser's representatives noted that the Merging Fund and Acquiring ETF have generally similar investment objectives and that the Acquiring ETF has a similar investment strategy to the Merging Fund in that it also invests mainly in U.S. equity securities, but the Adviser noted there are various differences between the investment objective, investment strategy, principal risks, and fundamental policies of the Merging Fund and Acquiring ETF.  The Adviser also noted the Funds utilize different investment programs to meet their objectives.

The Adviser’s representatives noted that the Acquiring ETF is operating above its contractual expense cap and that the Acquiring ETF’s net expenses are lower than the net expenses of each class of the Merging Fund after fee waiver and/or expense reimbursement. The Acquiring ETF currently has a lower contractual expense cap than each class of the Merging Fund.  The Adviser has also agreed to maintain the Acquiring ETF’s contractual expense cap until August 31, 2028, and its contractual fee waiver agreement until August 31, 2026.
The Adviser explained that alternatives to the Reorganization were considered, including liquidating and terminating the Merging Fund, but that it was determined that the more beneficial course of action for shareholders would be to merge the Merging Fund.
The Adviser then reviewed with the Board the terms and conditions of the Reorganization Agreement, noting that the Reorganization was expected to be tax-free to the Merging Fund and its shareholders.  The Adviser noted that the interests of the shareholders would not be diluted by the Reorganizations because they would be effected on the basis of the Merging Fund’s NAV.  The Adviser further noted that the Reorganization Agreement provides that the Adviser will pay the costs associated with the Reorganization, excluding any brokerage costs, which includes brokerage costs related to repositioning the portfolio of the Merging Fund. The Adviser noted it is currently anticipated this repositioning likely would occur utilizing in kind transactions.  As a result, the Adviser indicated that it is currently anticipated that there will be minimal brokerage costs due to the repositioning and minimal to no capital gains distributions due to the repositioning. They then recommended that the Board approve the Reorganization.
With respect to the Merging Fund, the Board also considered any differences between the organizational documents of the Merging Trust and the Acquiring Trust, as described in the section below entitled “Shareholder Rights and Description of Securities to Be Issued” and noted that there were no significant differences affecting shareholder rights between the organizational documents of each Trust. The Board and the Acquiring Trust Board, including all of the Independent Trustees, concluded that participation in the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.  The determinations on behalf of the Merging Fund and the Acquiring ETF were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
On the basis of the information provided to the Board and the Board’s evaluation of that information, the Board voted unanimously to approve the Reorganization and the Reorganization Agreement.
The Board of each Trust is composed of 10 members, 9 of whom are Independent Trustees. Each Board is represented by independent legal counsel.
COMPARISON OF THE MERGING FUND AND ACQUIRING ETF
 Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies
The Acquiring ETF has a similar investment strategy in that it also invests mainly in U.S. equity securities,  but there are various differences between the investment objective, investment strategy, principal risks, and fundamental policies of the Merging Fund and Acquiring ETF.  For example, the Merging Fund seeks long term capital appreciation and current income while the Acquiring ETF seeks long-term growth of capital.  In addition, the Acquiring ETF operates as a non-diversified fund, while the Merging Fund operates as a diversified fund, and the Funds do not have the same portfolio managers.  The tables below compare these features of the Merging Fund and the Acquiring ETF. The Funds’ investment objectives, strategies and policies are described below.  In summary, the Merging Fund normally invests at least 80% of its net assets in equity securities that pay dividends and may invest in companies of any market capitalization, while the Acquiring ETF normally invests at least 80% of its net assets in equity securities and other investment companies that provide investment exposure to equity securities and invests primarily in equity securities of large-capitalization companies.   In addition, the Merging Fund invests primarily in domestic securities and may also invest in securities of foreign companies, including companies in emerging markets, while the Acquiring ETF mainly invests in common stocks of U.S. companies.

Each Fund may change its investment objectives without shareholder approval, although neither currently intends to do so.
The Adviser of the Merging Fund has reviewed the Merging Fund’s current portfolio holdings and determined that those holdings generally are compatible with the Acquiring ETF’s investment objective and policies.  As a result, the Adviser believes that all or substantially all of the Merging Fund’s assets could be transferred to and held by the Acquiring ETF.   Nevertheless, in executing the Acquiring ETF’s investment strategy, the portfolio manager may determine to sell some or a substantial portion of the assets of the Merging Fund after the completion of its Reorganization.  The Adviser currently anticipates that, prior to or immediately after the Reorganization, approximately 78% of the Merging Fund’s securities will be sold or disposed as a part of a redemption in kind as a result of repositioning the securities of the Merging Fund in connection with the Reorganization. Since it is currently anticipated this repositioning would occur immediately after the Reorganization utilizing in kind transactions, it is currently anticipated that there will be minimal brokerage costs due to the repositioning and minimal to no capital gains distributions due to the repositioning.
Investment Objectives
Merging Fund	Acquiring ETF
The Fund seeks long term capital appreciation and current income.	The Fund seeks long-term growth of capital
 Principal Investment Strategies
Merging Fund	Acquiring ETF
To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities that pay dividends. The Fund may invest in companies of any market capitalization.
To pursue its goal, the Fund invests primarily in equity securities of large-capitalization companies, which it defines as companies that have a market capitalization within the market capitalization range of companies in the Russell 1000® Index at the time of initial purchase.
The Portfolio Managers seek to invest in a broad group of securities that have the potential to outperform the Russell 1000® Index with a lower level of risk through security selection. The Fund generally seeks to be sector neutral when compared to the Russell 1000® Index (i.e., having sector exposures similar to the Russell 1000® Index).

The Portfolio Managers use bottom-up, fundamental security analysis to identify companies that they believe have sustainable and growing dividends, and ideally seek to buy them when they appear temporarily out-of-favor or undervalued by the market. The price of the company’s securities in relation to its cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Portfolio Managers believe will enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

The Portfolio Managers, with the assistance of the Manager’s research analysts, select securities for the Fund by using a fundamental, research-driven approach. The research analysts analyze and rate stocks within an industry by conducting equity research, which may include, but is not limited to, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. In selecting securities for the Fund, the Portfolio Managers utilize the analysis and ratings of the research analysts as they seek to maintain a sector neutral portfolio with what they believe are the most attractive investments in each industry.

Although the Fund invests primarily in domestic securities, it may also invest in securities of foreign companies, including companies in emerging markets. The Fund mainly invests in common stocks but may invest up to 10% of its net assets in master limited partnerships (“MLPs”) and up to 10% of its net assets in convertible securities. The Fund may invest in convertible securities that are rated below investment grade (commonly known as “junk bonds”) or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

While the Fund will mainly invest in common stocks of U.S. companies, the Fund may invest in other types of equity securities, including real estate investment trusts, rights and warrants, exchange traded funds, and depository receipts. The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund.

Not applicable.
As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may enhance the Fund’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The Portfolio Managers follow a disciplined selling strategy and may sell a security when it reaches a target price, if a company’s business fails to perform as expected, when other opportunities appear more attractive or when the Portfolio Managers believe the holding has grown too large relative to the rest of the portfolio.
The Portfolio Managers may sell securities when they believe that they no longer represent attractive investment opportunities.
The Fund may also invest in real estate investment trusts (“REITs”).	Not applicable.
The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities that pay dividends, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities and other investment companies that provide investment exposure to equity securities without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Principal Risks
The principal risks for the Merging Fund and the Acquiring ETF are similar, but there are some differences. The following table compares the principal risks of the investing in the Merging Fund with the principal risks of the Acquiring ETF.  For certain principal risks where we have indicated the risks are the same, there may be immaterial wording differences between the risks of the Merging Fund and the Acquiring ETF and we have included the risk of the Acquiring ETF in the table.  The principal risks of the Acquiring ETF are not expected to change once the Reorganization occurs.  Each of the following risks, which (after the first risk) are described in alphabetical order and not in order of any presumed importance, can significantly affect each Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.
Principal Risks	Merging Fund:	Acquiring ETF:
General. Most of the Fund’s performance depends on what happens in the stock markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation [Acquiring ETF only: and ESG factors.]

The Fund is not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
	✔	✔

Principal Risks	Merging Fund:	Acquiring ETF:
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk -- that is, the value of convertible securities will move in the direction opposite to movements in interest rates; they are subject to the risk that the issuer will not be able to pay interest or dividends when due; and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
✔	No Comparable Risk
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.
✔	No Comparable Risk
Depositary Receipts Risk. Depositary receipts are certificates issued by a financial institution evidencing ownership of underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in the underlying foreign securities. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities.
No Comparable Risk	✔
Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Changes in a company’s dividend policies may negatively impact the Fund. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.
✔	No Comparable Risk

Principal Risks	Merging Fund:	Acquiring ETF:
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
No Comparable Risk	✔

Principal Risks	Merging Fund:	Acquiring ETF:
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
✔	✔
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. [Acquiring ETF only: The Fund’s portfolio may contain fewer securities than the portfolios of other funds, which increases the risk that the value of the Fund could go down because of the poor performance of one or a few investments.]
✔	✔
Large-Cap Companies Risk. At times, large-cap companies may be out of favor with investors. Compared to smaller companies, large-cap companies may be unable to respond as quickly to changes, and opportunities and may grow at a slower rate.
No Comparable Risk	✔
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation.
✔	No Comparable Risk
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
✔	✔

Principal Risks	Merging Fund:	Acquiring ETF:
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code of 1986, as amended (the “Code”), generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the Code does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, although the Treasury Department has announced that it is considering adopting regulations to provide a pass-through, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund currently will not.
✔	No Comparable Risk
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.
No Comparable Risk	✔
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
No Comparable Risk	✔

Principal Risks	Merging Fund:	Acquiring ETF:
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio, may not be liquid and may be halted by the listing exchange. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
No Comparable Risk	✔
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

 Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
✔	✔

Principal Risks	Merging Fund:	Acquiring ETF:

Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences.
✔	No Comparable Risk

Principal Risks	Merging Fund:	Acquiring ETF:
REITs and Other Real Estate Companies Risk. REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; changing social trends regarding working arrangements; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs also are dependent upon the skills and creditworthiness of their managers, subject to heavy cash flow dependency or self-liquidation and generally not diversified.

Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, (“Code”) or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
✔	✔
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
✔	✔
Value Stock Risk. Value stocks are those stocks whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. Value stocks may remain undervalued for extended periods of time, may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or the portfolio management team’s assumptions about intrinsic value or potential for appreciation may be incorrect. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
✔	✔

Principal Risks	Merging Fund:	Acquiring ETF:
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

No Comparable Risk	✔
In addition, there are some risk factors for the Acquiring ETF related to it being an ETF, however, that do not apply to the Merging Fund as a traditional mutual fund.  The risks that relate to the Acquiring ETF’s status as an ETF are shown in the table below.
Principal Risks	Merging Fund	Acquiring ETF
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants. Only an authorized participant may transact in creation and redemption transactions directly with the Fund, and authorized participants are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other Authorized Participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.
	No Comparable Risk	✔
Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.
	No Comparable Risk	✔

Principal Risks	Merging Fund	Acquiring ETF
Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.
No Comparable Risk	✔
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed.
No Comparable Risk	✔
In addition, each Fund is subject to the additional principal investment risks as follows:
Principal Risks	Merging Fund:	Acquiring ETF:
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
	✔	No Comparable Risk

Principal Risks	Merging Fund:	Acquiring ETF:
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Artificial Intelligence. The Fund and its service providers, including its adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. The Fund and its adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.
✔	✔

Principal Risks	Merging Fund:	Acquiring ETF:
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
✔	✔
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
✔	✔
Fundamental Investment Policies
The Acquiring ETF has the same fundamental investment policies as the Merging Fund, except with respect to its diversification status.  The Merging Fund is currently classified as a “diversified” fund under the 1940 Act. The Acquiring ETF is classified as a “non-diversified” fund under the 1940 Act.  The table below compares the Merging Fund’s and Acquiring ETF’s fundamental investment policies.
A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a fund present at a meeting where the holders of more than 50% of the outstanding shares of a fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a fund. Shares of a Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations identified below, each Fund’s investment policies and limitations described in this Proxy Statement/Prospectus are not fundamental and may be changed without shareholder approval.

Fundamental Investment Policies	Merging Fund:	Acquiring ETF:
Borrowing. The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	✔	✔
Commodities. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	✔	✔
Diversification. No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
	✔	No Comparable Fundamental Policy
Industry Concentration. The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.  This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.
	✔	✔
Lending. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	✔	✔

Fundamental Investment Policies	Merging Fund:	Acquiring ETF:
Real Estate.  The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
✔	✔
Senior Securities. The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
✔	✔
Underwriting. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
✔	✔
Differences between Diversified and Non-Diversified Funds
The 1940 Act requires each investment company to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. The Merging Fund is classified as a “diversified” fund under the 1940 Act. The Acquiring ETF is classified as a “non-diversified” fund under the 1940 Act.
If a fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets (calculated at the time of purchase) would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. A non-diversified fund is any fund that does not meet the diversification requirements of the 1940 Act described above.  As a non-diversified fund, the Acquiring ETF is able to invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund.

Performance History
For the Reorganization, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will retain its own accounting history. The Acquiring ETF commenced operations on July 31, 2024, and as a result, does not have full calendar year of performance information. Information regarding the Acquiring ETF’s daily and month-end performance can be found at www.nb.com.
The following performance information indicates some of the risks of investing in the Merging Fund through the time periods shown.
The bar chart shows how the performance of the Merging Fund has varied from year to year, as represented by the performance of the Merging Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges of the Merging Fund.  If sales charges were reflected, returns would be lower than those shown.  The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Related Performance Information of Similar Accounts” in Appendix D, has characteristics relevant to the Merging Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns of the Merging Fund would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Performance for the Merging Fund is based on the NAV per share of the shares rather than on market-determined prices.
The Merging Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Merging Fund’s website at www.nb.com or by calling the Merging Fund toll-free at 800-366-6264.
Class A, Class C, and Institutional Class:
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
18.87
17.71
-12.29
29.03
19.02
24.39
-12.50
17.88
12.71

Best quarter:  Q2 2020 22.39%
Worst quarter:    Q1 2020 -23.28%
Year to Date performance as of: 3/31/2025 0.67%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/24

Merging Fund	1 Year	5 Years	Since Inception (12/15/2015)
Institutional Class Return Before Taxes	12.71	11.47	11.71
Institutional Class Return After Taxes on Distributions	12.02	10.72	10.96
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	8.04	9.05	9.50
Class A Return Before Taxes	5.82	9.76	10.58
Class C Return Before Taxes	10.43	10.23	10.46
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02	14.53	14.54
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class R6:
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
18.93
17.70
-12.18
29.12
19.19
24.51
-12.42
18.03
12.79

Best quarter:  Q2 2020 22.46%
Worst quarter:    Q1 2020 -23.21%
Year to Date performance as of: 3/31/2025 0.71%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/24

Merging Fund	1 Year	5 Years	Since Inception (12/15/2015)
Class R6 Return Before Taxes	12.79	11.59	11.80
Class R6 Return After Taxes on Distributions	12.08	10.82	11.03
Class R6 Return After Taxes on Distributions and Sale of Fund Shares	8.10	9.15	9.58
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02	14.53	14.54
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Investment Adviser
Neuberger Berman Investment Advisers LLC (“NBIA” or the “Adviser”), located at 1290 Avenue of the Americas, New York, NY 10104, a Delaware limited liability company, is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. NBIA has served as investment adviser to the Merging Fund since inception. NBIA also serves as the Funds’ administrator. As of March 31, 2025, NBIA, together with the Neuberger Berman affiliates, had approximately $515 billion in assets under management. For more information about management of the Acquiring ETF, see Appendix D.
NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940 (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.
Pursuant to the Merging Fund’s and Acquiring ETF’s respective management agreements, NBIA is responsible for choosing each Fund’s investments and handling its day-to-day business. The services provided by NBIA as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. NBIA carries out its duties subject to the policies established by the Boards. The investment advisory agreements establish the fees the Funds pays to NBIA for its services as the Funds’ investment manager and the expenses paid directly by the Funds.
For investment management services, the Merging Fund pays NBIA a fee at the annual rate of 0.500% of the first $1.5 billion of the Merging Fund’s average daily net assets, 0.475% of the next $2.5 billion, and 0.450% in excess of $4 billion.
For investment management services, the Acquiring ETF pays NBIA a fee at the annual rate of 0.30% of the Acquiring ETF’s average daily net assets. NBIA has contractually undertaken to waive its management fee by 0.10% of the Acquiring ETF’s average daily net assets (“Fee Waiver”) until 8/31/2026. The Fee Waiver is not subject to repayment under the Acquiring ETF’s expense limitation arrangement described below and in the footnotes to the fee table earlier in this Proxy Statement/Prospectus.

For administrative services, Class A, Class C, Institutional Class, and Class R6 of the Merging Fund pays NBIA a fee at the annual rate of 0.26%, 0.26%, 0.15%,  and 0.05%, respectively, of the class’ average daily net assets.
For administrative services, the Acquiring ETF pays NBIA a fee at the annual rate of 0.09% of the Fund’s average daily net assets.
For the Merging Fund, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C, Institutional Class, and Class R6 so that the total annual operating expenses (excluding interest, brokerage commissions, taxes including any expenses relating to tax reclaims, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of each class are limited to 1.05%, 1.80%, 0.69%, and 0.59%  of the class’ average net assets, respectively. Each of these undertakings lasts until 8/31/2028 and may not be terminated during its term without the consent of the Board. The Merging Fund has agreed that each of Class A, Class C, Institutional Class, and Class R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 1.05%, 1.80%, 0.69%, and 0.59% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
For the Acquiring ETF, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring ETF so that the Operating Expenses are limited to 0.29% of average net assets until 08/31/2026 (after taking into account the Fee Waiver discussed above) and 0.39% of average net assets from 9/1/2026 to 08/31/2028 and may not be terminated during its term without the consent of the Board.  The Acquiring ETF has agreed that it will repay the Adviser for fees and expenses waived or reimbursed for the Acquiring ETF, provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Acquiring ETF repays the Adviser, whichever is lower. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.
A discussion regarding the basis for the Acquiring ETF Board’s approval of the advisory agreement between the Adviser and the Acquiring ETF is available in its Form N-CSR for the period ending August 31, 2024.

Portfolio Managers
The Merging Fund is managed by the following portfolio managers, who are primarily responsible for the day-to-day management of the Merging Fund’s portfolio.
Portfolio Managers
William D. Hunter (Managing Director of NBIA)
Shawn Trudeau (Managing Director of NBIA)

The Acquiring ETF is managed by the following portfolio managers, who are primarily responsible for the day-to-day management of the Acquiring ETF’s portfolio.
Portfolio Managers
Timothy Creedon (Managing Director of NBIA)
David Levine (Managing Director of NBIA)
Jacob Gamerman (Managing Director of NBIA)

Each Fund’s Statement of Additional Information provides additional information about portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the ownership of shares in each Fund by the portfolio managers.
Other Service Providers
The Acquiring ETF uses the same other service providers as used by the Merging Fund, except as noted below:
Role	Service Provider
Administrator	Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104
Fund Accounting Agent	State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111

Transfer Agent
Merging Fund: SS&C GIDS, Inc., (“SS&C”), 2000 Crown Colony Dr., Quincy, MA 02169
Acquiring ETF: State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, will serve as stock transfer agent for the Acquiring ETF.

Custodian	State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111
Distributor	Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104
Independent Registered Public Accounting Firm	Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116

More information about the Acquiring ETF’s administrator, fund accountant, transfer agent, and custodian can be found in its Statement of Additional Information.
Purchase, Redemption/Sale and Pricing of Fund Shares
The procedures for purchase and redemption of shares of the Merging Fund and the Acquiring ETF are not the same. Additional information about purchase, redemption and pricing can be found in the prospectus for the Merging Fund and in Appendix D for the Acquiring ETF.
Sales Loads
Class A shares of the Merging Fund are currently subject to a front-end sales charge and a CDSC that applies on purchases of $1,000,000 or more redeemed within 18 months of purchase, and Class C shares of the Merging Fund are currently subject to a CDSC on shares redeemed within one year of purchase.  Effective upon shareholder approval of the Reorganization, the Merging Fund will implement waivers of any applicable CDSC in order to allow shareholders who do not wish to invest in the Acquiring ETF, or who may wish to invest in other eligible mutual funds sold by Neuberger Berman, to redeem or exchange their Merging Fund shares prior to the consummation of the Reorganization without incurring a CDSC in connection with the redemption or exchange or a sales charge in connection with the exchange.  No front-end sales charge or CDSC will be imposed on shares of the Merging Fund exchanged for shares of the Acquiring ETF in connection with the Reorganization.
No sales charges are imposed on shares of the Acquiring ETF.

Rule 12b-1 Plan (or Plan)
The Merging Fund adopted plans pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%,

respectively, of its average net assets to compensate financial intermediaries for providing distribution-related services to the Merging Fund and/or administrative or shareholder services to shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Merging Fund’s assets on an ongoing basis, over the long term, they could result in higher overall costs than other types of sales charges.
The Acquiring ETF has adopted a plan pursuant to Rule 12b-1. Under the Plan, if a Distribution Service Provider provides distribution services, the Acquiring ETF would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Distribution Service Provider out of its fees. The Board currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board. Because any distribution fees would be paid out of the Acquiring ETF assets on an ongoing basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Purchases and Redemptions/Sales of Fund Shares
Merging Fund. The Merging Fund is a mutual fund, and investors can purchase and redeem shares directly from the Merging Fund or indirectly through intermediaries. Investors may purchase, exchange or redeem the Merging Fund’s shares at its NAV computed after receipt of the order. Transactions will only occur on days when the NYSE Exchange is open. On holidays and other days when the NYSE Exchange is closed, the Merging Fund’s NAV is not calculated and the Merging Fund does not accept buy or sell orders. However, the value of the Merging Fund’s assets may still be affected on those days, because the Merging Fund may hold foreign securities that trade on days that foreign securities markets are open.
To purchase, exchange or redeem shares of the Merging Fund, investors must submit orders to the Merging Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.
Investors who wish to purchase, exchange or redeem the Merging Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Merging Fund may be placed.
Acquiring ETF.  The Acquiring ETF is an exchange traded fund. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.
Individual shareholders do not pay a redemption fee to the Acquiring ETF when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account.

In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity, and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.
ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. Generally, the Acquiring ETF only issues or redeems ETF shares that have been aggregated into Creation Unit blocks of 25,000 shares or multiples thereof to Authorized Participants who have entered into agreements with the Acquiring ETF’s distributor, as discussed in the “Creation and Redemption of Creation Units” section of the Acquiring ETF’s Statement of Additional Information. The Acquiring ETF issues or redeems Creation Units in return for a basket of instruments as specified by the ETF each day.
Pricing
The procedures for calculating the NAV of shares are the same for both the Merging Fund and the Acquiring ETF.
Net Asset Value. For both the Merging Fund and the Acquiring ETF, the NAV of the Fund is determined at the close of business of the NYSE Exchange (generally 4:00 p.m. Eastern Time) on each day that the relevant fund is open for business.  For both the Merging Fund and the Acquiring ETF, NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. Under normal conditions, each Fund generally values portfolio securities at market value. If market quotations are not readily available or reliable, the Funds will value securities at their fair value as determined in good faith.
Fair Value Pricing. The fair value of a security is the amount which a fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a fund may not be able to sell a security at the fair value. Market quotations may not be readily available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE Exchange. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE Exchange. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time a fund calculates its NAV, the fund will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a fund does not price its shares, the value of these securities may change on days when fund shares cannot be purchased or redeemed.

Frequent Trading/Market Timing
The Merging Fund and the Acquiring ETF have different approaches to frequent trading and market timing.
Merging Fund.  Frequent purchases and redemptions of the Merging Fund’s share classes by a shareholder may harm other Merging Fund shareholders by interfering with the efficient management of the Merging Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Merging Fund’s Board discourages frequent purchases and redemptions of the Merging Fund’s share classes by reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Merging Fund believes might engage in frequent purchases and redemptions of the Merging Fund.
The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although the Merging Fund has taken steps to discourage frequent purchases and redemptions of the Merging Fund, the Merging Fund cannot guarantee that such trading will not occur.
Acquiring ETF. Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not ETF shares), frequent trading of exchange traded shares on the secondary market does not disrupt portfolio management, increase the ETF’s trading costs, lead to realization of capital gains, or otherwise harm ETF shareholders.
Also, with regard to transactions in Creation Units, shares can only be purchased and redeemed directly from the ETF in Creation Units and only by Authorized Participants. In addition, because such trades are effected in cash, this could result in dilution to the Acquiring ETF and increased transaction costs that negatively impact the Acquiring ETF’s ability to achieve its investment objective. The Acquiring ETF may also employ fair valuation pricing, which may minimize potential dilution from market timing.
In addition, the Acquiring ETF imposes Transaction Fees on purchases and redemptions of shares to offset transfer and other costs associated with the purchase and redemption of shares of the Acquiring ETF in Creation Units. The Transaction Fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems any Creation Unit(s) and is generally the same regardless of the net number of Creation Units purchased or redeemed by an Authorized Participant on the applicable day.
Given these considerations, the Acquiring Trust’s Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing in Shares.
Dividends, Distributions and Taxes
Merging Fund. The Merging Fund generally distributes net investment income and net realized capital gains, if any, annually. Merging Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Merging Fund or receive these distributions in cash. Dividends and distributions from the Merging Fund are automatically reinvested in the Merging Fund, unless you elect to have dividends paid in cash. Dividends are earned through the business day on which a redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
Acquiring ETF. The Acquiring ETF generally intends to distribute net investment income and net realized capital gains, if any, annually.  Brokers may make available to their customers who own Acquiring ETF shares the Depository Trust Company (“DTC”) book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.
Federal Income Taxes
The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement/Prospectus and, except as otherwise noted, applies to each of the Merging Fund and the Acquiring ETF. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Funds as well as for information on foreign, state and local taxes which may apply. Additional tax information appears in each Fund’s Statement of Additional Information.
The Merging Fund and Acquiring ETF (the “Funds”) intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that a Fund will not be subject to the excise tax.
Each Fund generally intends to distribute substantially all of its net investment income and net realized capital gains annually, typically in December. Merging Fund distributions will be reinvested in shares of the Merging Fund unless you elect to receive cash. Brokers may make available to their customers who own Acquiring ETF shares the DTC book-entry dividend reinvestment service. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Each Fund expects that, as a result of its investment objectives and strategies, its distributions of capital gains will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year a Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, unless they incur debt to finance the acquisition of Fund shares.
Redemptions of shares of the Merging Fund and sales of the Acquiring ETF shares are taxable events on which you may realize a gain or loss.
U.S. individuals, trusts, and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends and capital gains.
Federal law requires the Merging Fund (or its administrative agent) and brokers, with respect to the Acquiring ETF, to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012 and redeemed on or after that date. The Merging Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Merging Fund will use average cost as the default cost basis method. Brokers may permit similar elections with respect to Acquiring ETF shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
The Merging Fund and brokers, with respect to the Acquiring ETF, require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Merging Fund and brokers, with respect to the Acquiring ETF, to withhold 24% of any distribution and redemption proceeds. The Merging Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.
The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.
Foreign Taxes
The Funds may be subject to foreign withholding taxes with respect to income from foreign securities. The Funds do not expect to be able to “pass through” those taxes to the shareholders but will deduct such amounts in determining how much the Funds are required to distribute to their shareholders.
U.S. Taxation of Foreign Shareholders
Nonresident aliens, foreign corporations and other non-U.S. investors in the Funds will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends and dividends, if any, designated as interest-related dividends or short-term capital gain dividends, unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide an applicable Form W-8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Under the Foreign Account Tax Compliance Act (“FATCA”), the Merging Fund and brokers, with respect to the Acquiring ETF, are required to withhold tax at the rate of 30% on payments to foreign entities that do not comply with information reporting requirements under FATCA.
All foreign investors should consult their tax advisors about the tax consequences of investing in a Fund.
FINANCIAL HIGHLIGHTS
The financial highlights for the Merging Fund are included in Appendix B and have been derived from financial statements audited by Ernst & Young LLP.
The financial highlights of the Merging Fund are also contained in: the Form N-CSR to shareholders of the Merging Fund for the fiscal year ended August 31, 2024, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for the Merging Fund and the Acquiring ETF and in the Form N-CSR to shareholders of the Merging Fund and Acquiring ETF for the fiscal period ended February 28, 2025. The Annual Report, which has previously been sent to shareholders, and financial statements, are available on request and without charge by writing to Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling 877-628-2583. The financial statements and notes thereto are incorporated by reference into this Proxy Statement/Prospectus.
The financial highlights for the Acquiring ETF are included in Appendix B and have been derived from financial statements audited by Ernst & Young LLP.
The financial highlights of the Acquiring ETF are also contained in: the Form N-CSR to shareholders of the Acquiring ETF for the fiscal year ended August 31, 2024, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for the Merging Fund and the Acquiring ETF and in the Form N-CSR to shareholders of the Merging Fund and Acquiring ETF for the fiscal period ended February 28, 2025. The Annual Report, which has previously been sent to shareholders, and financial statements, are available on request and without charge by writing to Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling 877-628-2583. The financial statements and notes thereto are incorporated by reference into this Proxy Statement/Prospectus.
ADDITIONAL INFORMATION RELATING TO THE REORGANIZATION
Description of the Reorganization
This section describes the details of the Reorganization. This is a summary of the material terms of the Reorganization transaction, as set forth in the form of Reorganization Agreement found in Appendix A. If the Reorganization is approved, the Merging  Fund and the Acquiring ETF will enter into the Reorganization Agreement.

If approved, the Reorganization will be effectuated by merging the Merging Fund into the Acquiring ETF, which we expect to take place as follows:
•	The Closing Date for the Reorganization will be a fixed date, currently estimated to be September 26, 2025.

•	This is the last day that the Merging Fund will be a mutual fund.

•	The Merging Fund’s NAV will be calculated on that date in accordance with its prospectus and Statement of Additional Information.

•
After this, substantially all of the assets and liabilities of the Merging Fund will be transferred to the Acquiring ETF. In return, the Acquiring ETF will deliver to the Merging Fund shares of the Acquiring ETF and assume all liabilities of the Merging Fund.

o
The shares of the Acquiring ETF issued to the Merging Fund (together with cash in lieu of any fraction of a share, if any) will have an aggregate NAV equal to the aggregate NAV of the Merging Fund’s shares outstanding as of the close of trading on the NYSE Exchange on the Closing Date.

o	Shareholders holding any fractional of a share of the Merging Fund will be issued a check representing the redemption of their fraction of a share.

•	After the Merging Fund receives the shares of the Acquiring ETF, the Merging Fund will distribute those Acquiring ETF shares (and cash in lieu of any fraction of a share) to its shareholders.

o
The Acquiring ETF shares are distributed to former Merging Fund shareholders as follows: the Acquiring ETF will open new accounts on its books in book entry form registered in a “street name” brokerage account held for the benefit of such former Merging Fund shareholders, and transfer to those accounts the shares of the Acquiring ETF that corresponds to each shareholder’s interest. The Acquiring ETF does not issue certificates in connection with the Reorganization except as required by a securities depository in connection with the establishment of book-entry ownership of Acquiring ETF shares.

o
These newly-opened accounts on the books of the Acquiring ETF will represent the respective pro rata number of shares of the Acquiring ETF that the corresponding Merging Fund is to receive under the terms of the Reorganization Agreement as adjusted for redemptions of any fraction of a share, if any. See “Terms of the Reorganization” below.

•	The Merging Fund will be terminated as a series of the Merging Trust.

Each of the Merging Trust and the Acquiring Trust is a Delaware statutory trust.  As such, each Trust’s operations are governed by each Trust’s Trust Instrument and By-laws and applicable Delaware law.  The operations of each Trust are also subject to the provisions of the 1940 Act, and the rules and regulations thereunder.  The rights of shareholders of the Acquiring Trust are substantially similar to the rights of shareholders of the Merging Trust.  However, the two Trusts are governed by different organizational documents.  Among other differences, the Trust Instrument of the Acquiring Trust contains provisions particular to ETF redemptions.  A summary of the similarities and differences between the Trusts’ respective organizational documents is provided below in the section entitled “Shareholder Rights and Description of Securities to Be Issued.”
Accordingly, as a result of the Reorganization, a Merging Fund shareholder will own shares of the Acquiring ETF (and cash in lieu of any fraction of a share) with an aggregate NAV equal to the aggregate NAV of the shares of the Merging Fund that the shareholder owned immediately prior to the Reorganization.
No sales charge or fee of any kind will be assessed to the Merging Fund shareholders in connection with their receipt of shares of the Acquiring ETF in the Reorganization.
The Reorganization Agreement contains customary representations, warranties, and conditions. The Reorganization Agreement may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Reorganization Agreement may be terminated or amended by the mutual consent of the parties.
Capitalization
The following table sets forth, as of April 15, 2025, (a) the unaudited capitalization of the Merging Fund’s Class A, Class C, Institutional Class, and Class R6 shares; and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity. Accordingly, the following should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.  Pro forma numbers are estimated in good faith and hypothetical.  Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring ETF shares. At the closing of the Reorganization, shareholders of the Merging Fund will receive the Acquiring ETF shares (and cash in lieu of any fraction of a share, if any) based on the aggregate NAV of the shares of the Merging Fund on the Closing Date.
The information in the capitalization table below is for informational purposes only. There is no assurance that the Reorganization will be consummated. The pro forma shares outstanding reflect the issuance by the Acquiring ETF of approximately 3,773,926 shares as a result of the exchange of assets of the Merging Fund for newly issues shares of the Acquiring ETF at the pro forma net asset value per share with conversion ratios of approximately 0.819614, 0.809895, 0.817603 and 0.819607 for Class A, Class C, Institutional Class, and Class R6 of the Merging Fund, respectively. Shareholders of the Merging Fund will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Merging Fund shares that the shareholders own immediately prior to the Reorganization, except that Merging Fund shareholders will receive cash in lieu of fractional Merging Fund shares.

	Merging Fund
	Class(1)				Acquiring ETF	Pro Forma—Acquiring ETF after Reorganization (estimated)
	A	C	Institutional	Class R6
Net assets	$1,792,572	$855,565	$91,076,842	$10,036	$ 252,100,915	$345,835,930(2)(3)
Total shares outstanding	88,056	42,532	4,484,945	493	10,150,001	13,923,927(2)
Net asset value per share ^	$20.36	$20.12	$20.31	$20.33	$24.8375	$24.8375

(1) Holders of Class A, Class C, Institutional Class, and Class R6 of the Merging Fund will each receive shares of the Acquiring ETF upon closing of the Reorganization. The Acquiring ETF does not offer multiple share classes.

(2) No adjustments have been made with respect to the cost of the Reorganization because NBIA is paying for the costs of the Reorganization, whether or not the Reorganization is consummated. Brokerage fees and expenses related to repositioning the portfolio of the Merging Fund or the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by NBIA. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(3) Since shares of the Acquiring ETF are not issued in any fraction of a share and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of any fraction of a share, the NAV of the Acquiring ETF upon consummation of the Reorganization may be less than that of the Merging Fund.

^  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Portfolio Turnover
Each of the Merging Fund and the Acquiring ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The following table shows each Fund’s portfolio turnover rate.
The portfolio turnover rate for the Merging Fund for the fiscal year ended August 31, 2024, is set forth below:
Portfolio Turnover Rate
Merging Fund	18%

The portfolio turnover rate for the Acquiring ETF for the period from July 31, 2024 (commencement of operations) to August 31, 2024 is set forth below:
Portfolio Turnover Rate
Acquiring ETF	5%

Federal Income Taxes
The combination of the Merging Fund and the Acquiring ETF in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of the Reorganization, the Trust will receive a legal opinion from K&L Gates LLP to the effect that the Reorganization will be a tax-free reorganization. Accordingly, neither the Merging Fund nor its shareholders will recognize gain or loss as a result of the Reorganization (except with respect to cash received in lieu of any fraction of a share or shares not held in a brokerage account at the time of the Reorganization). The distribution of money market fund shares to IRAs that will result in the recognition of gain or loss but should not result in any tax payable by such IRAs or their account owners due to their tax-exempt status, provided that the IRAs are not terminated at that time. For the Merging Fund shareholders, the tax basis of the Acquiring ETF shares received should be the same as the basis of the Merging Fund shares exchanged and the holding period of the Acquiring ETF shares received should include the holding period of the Merging Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, should the Merging Fund engage in the sale of securities  prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization.
To the extent that a portion of the Merging Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Merging Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Merging Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.
As of the end of its taxable year ending August 31, 2024, the Merging Fund had no capital carry loss carryforwards.
As of the end of its taxable year ending August 31, 2024, the Acquiring ETF had an aggregate capital loss carryforward of approximately $182,631. This loss carryforward is available to offset future realized net capital gains.
Prior to the Closing Date of the Reorganization and to the extent deemed necessary by management, the Merging Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Portfolio Repositioning
The Acquiring ETF has a similar investment strategy in that it also invests mainly in U.S. equity securities, but there are various differences between the investment objective, investment strategy, principal risks, and fundamental policies of the Merging Fund and Acquiring ETF. As a result, certain changes in the Merging Fund’s portfolio will be required to “align” the portfolio with the Acquiring ETF.
Since it is currently anticipated this repositioning would occur immediately after the Reorganization utilizing in kind transactions, it is currently anticipated that there will be minimal brokerage costs due to the repositioning and minimal to no capital gains distributions due to the repositioning.
Expenses of the Reorganization
 The costs of the Reorganization will be borne by the Adviser, whether or not the Reorganization is consummated. The costs associated with the Reorganization will not affect the NAV of the Merging Fund.
Share Certificates
No certificates for shares of the Acquiring ETF will be issued in connection with the Reorganization.
OTHER INFORMATION
Shareholder Information
As of March 31, 2025, no person was known by the Merging Fund to own beneficially or of record 5% or more of any class of shares of the Merging Fund, except as follows:
Class	Name and Address	Percentage of Shares Held
Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	17.87%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.66%
	BARBARA LANE 7 BRIDGETOWN RD HILTON HEAD SC 29928-3332	6.73%
	UMB BANK NA CUST SEP IRA FBO JOHN E MCVAY 6331 FAIRFAX AVE LINCOLN NE 68505-1678	6.56%
	MARTHA CLARK GOSS TTEE MARTHA CLARK GOSS 401(K) FBO MARTHA CLARK GOSS 122 TIMBER RIDGE RD NEWTOWN PA 18940-2806	5.74%

Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	76.85%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.05%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.74%
Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	97.74%
Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100%

Although the Acquiring Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of March 31, 2025, no DTC participant owned of record 5-25% of the outstanding shares of the Acquiring ETF.
As of March 31, 2025 the following shareholders owned of record or beneficially more than 25% of the outstanding shares of the Merging Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Name and Address	Percentage of Shares Held
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	95.18%

Although the Acquring Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of March 31, 2025, the name and percentage ownership of each DTC participant that owned of record 25% or more of the outstanding shares of the Acquiring ETF were as follows:

Name and Address	Percentage of Shares Held
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	96.71%

Shareholder Rights and Description of Securities to Be Issued
Each of the Merging Trust and the New Trust is organized as a Delaware statutory trust.  Each Trust’s operations are governed by its organizational documents and applicable Delaware law.  The Merging Trust operates in accordance with its Declaration of Trust and By-Laws, as amended from time to time.  The New Trust operates in accordance with its Trust Instrument and By-Laws, as amended from time to time.  The operations of each Trust also are subject to the provisions of the 1940 Act and the rules and regulations thereunder.  The Merging Trust’s Declaration of Trust and the New Trust’s Trust Instrument are each referred to in this discussion as a “Trust Instrument” and collectively as “Trust Instruments.”
While the Trusts are governed by different organizational documents, including separate Trust Instruments, the rights of shareholders of the Acquiring ETF are similar to the rights of shareholders of the Merging Fund.  Each Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its series and provides for indemnification to a shareholder from being held personally liable solely by reason of his or her being or having been a shareholder.  Each Trust’s Trust Instrument provides that the Board may establish series (that is, funds) in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, voting powers, and privileges of such series relative to any other series.  Similarly, each Trust Instrument provides that the Board may divide the shares of any series into separate classes of shares, which may differ as to certain rights and preferences.
Shareholder voting rights under each Trust Instrument are similar.  Each Trust Instrument provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Delaware law, certain actions by the Trustees without seeking the consent of shareholders.  Under each Trust Instrument, shareholders of a series are entitled to one vote for each full share held and fractional votes for any fraction of a share held.  Voting rights are not cumulative with respect to the election of the Trustees of each Trust.  Each Trust Instrument does not provide for annual meetings.  Each Trust Instrument provides that any Trustee may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the respective Trust.  Each Trust Instrument further provides for shareholder voting with respect to the election of Trustees, amendments to the Trust Instrument affecting shareholder voting rights, and with respect to such additional matters relating to the Trust as may be required by applicable law, the governing documents, or as the Trustees may consider desirable. The Trust’s Trust Instrument requires the affirmative vote of a majority of the Trust’s or a series’ interest holders in order to effectuate a merger of the Trust or a series.  The Acquiring Trust’s Trust Instrument permits such action to be taken by a majority of the Trustees and without a shareholder vote.

 The primary differences between each Trust’s Trust Instrument include differences particular to the functioning of an ETF. For example, whereas the Merging Trust permitted shareholders to redeem individual shares, redemption rights under the Acquiring ETF are limited to the redemption of Creation Units. This is because ETFs do not issue individual shares, but instead issue Creation Units. Otherwise, shareholder rights between the Merging Trust and the New Trust are substantially similar.
VOTING INFORMATION
Voting Rights
Merging Fund shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or any fraction of a share is entitled to one vote or fraction thereof. As of the Record Date, there were 87,990.0540 shares of Class A, 42,532.3980 shares of Class C, 4,518,007.6250 shares of Institutional Class, and 493.5940 shares of Class R6 shares of the Fund issued and outstanding.
If the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” the Reorganization and will be voted with respect to any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Merging Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Merging Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining the presence of a quorum and will have no effect on the outcome of the reorganization proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the outcome of the proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the shareholder. However, if a shareholder fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportion as shares voted in the other individual retirement accounts for which instructions are received.
For situations in which advisers have proxy voting discretion, they will vote the proposal in accordance with their proxy voting policies. Generally, this means that NBIA intends to exercise its discretion to vote “FOR” the Reorganization for the shares over which it holds proxy voting authority.  NBIA will provide the information regarding the Reorganization to clients for which

NBIA has investment discretion and proxy voting responsibilities prior to voting such shares.  Consistent with its Proxy Voting Policies and Procedures, NBIA will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NBIA’s proxy votes for other client accounts.  NBIA will seek to vote all shares under its authority so long as that action is not in conflict with client instructions.
Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Merging Fund. Proxy solicitations may also be made by Broadridge Financial Solutions, Inc.
Quorum; Adjournment
A quorum with respect to the Merging Fund is constituted by one-third of the Merging Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chair of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” the Proposal in their discretion. If a quorum is present at the Meeting, the Chair of the Meeting may adjourn the Meeting if sufficient votes to approve the Reorganization are not received or for any other purpose. The Board also may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.
Vote Required
Merging Fund shareholders must approve of the Reorganization. Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of the Merging Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote through the Internet at the website address printed on the enclosed proxy card or voting instruction card.
GENERAL INFORMATION
Ownership of Shares
Information regarding ownership of shares is included above.

Payment of Solicitation Expenses
Solicitation is made primarily by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card(s) or voting instruction card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Fund (none of whom will receive additional compensation therefore). NBIA serves as the Fund’s investment manager and administrator. In addition, the Fund has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. All expenses in connection with preparing this Proxy Statement/Prospectus and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by NBIA. Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement/Prospectus, also will be borne by NBIA. The aggregate cost of retaining such proxy solicitation firm is expected to be about $15,000 in connection with the solicitation of proxies and the costs of printing and distributing the proxy materials.
Other Matters to Come Before the Meeting
The Merging Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Merging Fund may be voted only in person or by written proxy.
Shareholder Proposals
The Merging Trust is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2025. The Trustees will call a special meeting of shareholders of the Merging Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at such meeting.
Shareholders who wish to nominate Trustees or make proposals to be voted on must provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Trust. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders may send communications that they would like to direct to the Board of Trustees or to an individual Trustee to the attention of the Chief Compliance Officer (“CCO”) of the Trust, or

to Claudia A. Brandon, Secretary of the Trust, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the Trust’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Trust, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.
Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees
Please advise the Fund, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement/Prospectus to supply to the beneficial owners of these shares.

By order of the Board of Trustees,

Claudia A. Brandon
Secretary of the Trust

APPENDIX A
AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION dated as of [     ], 2025 (the “Agreement”), between Neuberger Berman Equity Funds (the “Merging Trust”), a Delaware statutory trust, on behalf of its series, Neuberger Berman Dividend Growth Fund (the “Merging Fund”), and Neuberger Berman ETF Trust (the “Acquiring Trust”), a Delaware statutory trust, on behalf of its series, Neuberger Berman Core Equity ETF (the “Acquiring ETF”).  (Each of the Merging Fund and Acquiring ETF is sometimes referred to herein as a “Fund.”)
Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by the Merging Fund contained herein shall be deemed to be the Obligations of the Merging Trust acting on its behalf, and all rights and benefits created hereunder in favor of the Acquiring ETF shall inure to and be enforceable by the Acquiring Trust acting on its behalf, (2) all Obligations of and by the Acquiring ETF contained herein, shall be deemed to be the Obligations of the Acquiring Trust acting on its behalf, and all rights and benefits created in favor of the Merging Fund shall inure to and be enforceable by the Merging Trust acting on its behalf, (3) in no event shall any other series of the Merging Trust or the assets thereof be held liable with respect to the breach or other default by the Merging Fund or the Merging Trust of its Obligations set forth herein, and (4) in no event shall any other series of the Acquiring Trust or the assets thereof be held liable with respect to the breach or other default by the Acquiring ETF or the Acquiring Trust of its Obligations set forth herein.
This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and section 1.368-2(g) of the Treasury regulations promulgated under the Code (the “Treasury Regulations”).  The reorganization will consist of (a) the transfer of all of the assets of the Merging Fund to the Acquiring ETF in exchange for shares of beneficial interest, no par value per share, of the Acquiring ETF (“Acquiring ETF Shares”), cash in lieu of fractional Acquiring ETF Shares, if any, and the assumption by the Acquiring ETF of the liabilities of the Merging Fund as described herein, and (b) the distribution, after the Closing Date hereinafter referred to, of Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, to the shareholders of the Merging Fund in liquidation of the Merging Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
WHEREAS, the Merging Fund is a series of the Merging Trust, a registered, open-end management investment company, and the Acquiring ETF is a series of the Acquiring Trust, a registered, open-end management investment company, and the Merging Fund owns securities which are assets of the character in which the Acquiring ETF is permitted to invest;
WHEREAS, the Merging Fund is authorized to issue shares of beneficial interest divided into four classes – Class A, Class C, Class R6, and Institutional Class (together, “Merging Fund Shares”);

WHEREAS, the Merging Fund intends to convert shares of Class A, Class C, and Class R6 to Institutional Class shares prior to the date of the Reorganization making the Institutional Class the only class of Merging Fund Shares;
WHEREAS, the Merging Trust’s Board has determined that the conversion of Class A, Class C, and Class R6 to Institutional Class shares is in the best interests of the Fund;
WHEREAS, the Acquiring ETF  has one class of Acquiring ETF Shares;
WHEREAS, the Merging Trust’s Board has determined that the Reorganization is in the best interests of the Merging Fund and that the interests of the Merging Fund’s existing shareholders will not be diluted as a result of the Reorganization;
WHEREAS, the Merging Fund and the Acquiring ETF intend that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code; and
WHEREAS, the Acquiring Trust’s Board has determined that the Reorganization is in the best interests of the Acquiring ETF and  that the interests of the Acquiring ETF’s existing shareholders will not be diluted as a result of the Reorganization.
NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1.	THE REORGANIZATION.

1.1 Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Merging Fund agrees to assign, transfer and convey to the Acquiring ETF all of the assets of the Merging Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring ETF agrees in exchange therefor –
(a)     to deliver to the Merging Fund the number of Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) determined as set forth in paragraph 2.3; and
(b)     to assume the liabilities of the Merging Fund, as set forth in paragraph
1.2 Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1.  In lieu of delivering certificates for Acquiring ETF Shares, the Acquiring ETF shall credit the Acquiring ETF Shares to the Merging Fund’s account on the books of the Acquiring ETF and shall deliver a confirmation thereof to the Merging Fund.
1.3 The assets of the Merging Fund to be acquired by the Acquiring ETF shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables), and other assets belonging to the Merging Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Merging Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Merging Fund’s prior audited period (the “Assets”).
1.4 The Merging Fund will identify each shareholder of record that is a fund direct individual retirement account (an “IRA Account”) and will redeem those shareholders immediately prior to the Closing Date.
1.5 The Merging Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring ETF shall assume all of the Merging Fund’s liabilities and obligations in existence on the Closing Date, whether known or unknown, contingent or otherwise.
1.6 Delivery of the Merging Fund’s Assets shall be made on the Closing Date to State Street Bank and Trust Company, the Acquiring ETF’s custodian (the “Custodian”), for the account of the Acquiring ETF, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring ETF free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring ETF.
1.7 The Merging Fund will pay or cause to be paid to the Acquiring ETF any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring ETF hereunder.  The Merging Fund will transfer to the Acquiring ETF any distributions, rights or other assets received by the Merging Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring ETF on the Closing Date and shall not be separately valued.
1.8 As soon after the Closing Date as is conveniently practicable, the Merging Fund will distribute to holders of record of the Merging Fund Shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) received by the Merging Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Delaware and federal securities laws.  Each Fund Shareholder will receive Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares) having an aggregate net asset value equal to the aggregate net asset value of such Fund Shareholder’s Merging Fund Shares, determined as of the close of business on the Closing Date.  Such distribution and liquidation will be accomplished by the transfer of Acquiring ETF Shares then credited to the account of the Merging Fund on the books of the Acquiring ETF to accounts on the share records of the Acquiring ETF in the names of the accounts of Fund Shareholders that are eligible to hold Acquiring ETF Shares (a “Qualifying Account”) and representing the respective number of the Acquiring ETF Shares due such Fund Shareholders.  Acquiring ETF Shares to be transferred to a Fund Shareholder that holds Merging Fund shares in an account, other than an IRA Account, that is not a Qualifying Account shall be held by Equiniti Trust Company, LLC for the account of such Fund Shareholder until a Qualifying Account has been identified for such Fund Shareholder, at which time Acquiring ETF Shares shall be credited to such Qualifying Account.  All issued and outstanding shares of the Merging Fund simultaneously will be canceled on the books of the Merging Fund and will be null and void.  Acquiring ETF Shares distributed to Qualifying Accounts of Fund Shareholders will be reflected on the books of the Acquiring ETF as uncertificated, book-entry shares; the Acquiring ETF will not issue share certificates in the Reorganization.  Cash in lieu of fractional Acquiring ETF Shares, if any, shall be distributed to Fund Shareholders entitled to such cash.
1.9 Notwithstanding anything to the contrary herein, fractional Acquiring ETF Shares will not be issued to the Fund Shareholders. If the calculation of the distribution amount of Acquiring ETF Shares to any Fund Shareholder results in any fraction of a share, such Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring ETF Shares that would otherwise be received at the Closing.
1.10 Acquiring ETF Shares will be issued in the manner described in the Proxy Statement/Prospectus on Form N-14, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement.
1.11 Any transfer taxes payable upon issuance of Acquiring ETF Shares in a name other than the registered holder of Acquiring ETF Shares on the books of the Merging Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring ETF Shares are to be issued and transferred.
1.12 Any reporting responsibility of the Merging Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Fund up to and including the Closing Date and such later date on which the Merging Fund’s existence is terminated.
1.13 As soon as practicable after the Closing Date, the Merging Trust shall provide the Acquiring ETF with copies of all books and records that pertain to the Merging Fund that the Acquiring ETF is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.
2.	VALUATION.

2.1 The value of the Merging Fund’s Assets to be acquired, and the amount of the Merging Fund’s known liabilities to be assumed, by the Acquiring ETF hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Trust’s Trust Instrument, as amended (the “Acquiring Trust’s Trust Instrument”), and the then-current prospectus or statement of additional information of the Acquiring ETF, which are and shall be consistent with the policies currently in effect for the Merging Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.
2.2 For purposes of paragraph 1.1(a), the net asset value per share of Acquiring ETF Shares, shall be the net asset value per share of the outstanding shares of the Acquiring ETF as of the Valuation Date.
2.3 The number of Acquiring ETF Shares to be issued (and cash in lieu of fractional Acquiring ETF Shares, if any) in exchange for the Merging Fund’s net assets shall be determined by dividing the value of the net assets of the Merging Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring ETF Share, determined in accordance with paragraph 2.2.
2.4 All computations of value shall be made in accordance with the regular practices of State Street Bank and Trust Company as fund accountant for the Merging Fund and the Acquiring ETF.
3.	CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be September 26, 2025, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Neuberger Berman Investment Advisers LLC, or such other time and/or place as the parties may mutually agree.
3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Merging Fund’s Assets have been delivered in proper form to the Acquiring ETF on the Closing Date.  The Merging Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Merging Fund shall be delivered to the Custodian for the account of the Acquiring ETF by wire transfer of federal funds on the Closing Date.
3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Merging Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Merging Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.4 The Merging Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring ETF’s transfer agent shall issue and deliver to the Merging Trust’s Secretary a confirmation evidencing Acquiring ETF Shares to be credited on the Closing Date, or provide evidence satisfactory to the Merging Trust that such Acquiring ETF Shares have been credited to the Merging Fund’s account on the books of the Acquiring ETF.  The cash to be delivered by the Acquiring ETF in lieu of fractional Acquiring ETF Shares, if any, shall be delivered on or as soon as practicable after the Closing Date.
3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
3.6 If the Merging Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Merging Fund by the Merging Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Merging Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring ETF or the Custodian, including broker confirmation slips.
4.	REPRESENTATIONS AND WARRANTIES.

4.1 The Merging Trust, on behalf of the Merging Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring ETF, as follows:
(a)      The Merging Fund is a duly established and designated series of the Merging Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.
(b)     The Merging Trust is registered under the 1940 Act as an open-end management investment company, and the Merging Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Merging Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)     The current prospectus and statement of additional information of the Merging Fund, as supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)     The Merging Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Merging Trust’s Declaration of Trust, as amended (the “Merging Trust’s Declaration”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Merging Trust is a party on behalf of the Merging Fund or by which the Merging Fund is bound, nor will the execution, delivery and performance of this Agreement by the Merging Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Merging Trust is a party on behalf of the Merging Fund or by which the Merging Fund is bound.

(e)     The Merging Fund has no material contracts or other commitments that will be terminated with liability to the Merging Fund on or prior to the Closing Date.
(f)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Merging Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.
(g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Merging Trust’s knowledge threatened against the Merging Fund or any of the Merging Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Merging Fund’s financial condition, the conduct of the Merging Fund’s business or the ability of the Merging Fund to carry out the transactions contemplated by this Agreement.  The Merging Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Merging Fund’s business or the Merging Fund’s ability to consummate the transactions contemplated herein.
(h)     The financial statements (collectively, “Statements”) of the Merging Fund for each of the Merging Fund’s five most recent fiscal years ended August 31, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements and Merging Fund’s unaudited Statements for the six months ended February 28, 2025, (copies of which have been furnished to the Acquiring ETF) fairly reflect the financial condition of the Merging Fund as of such dates, and there are no known contingent liabilities of the Merging Fund as of such dates not disclosed therein.
(i)     Since [           ], 2025, there has not been any material adverse change in the Merging Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Merging Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.4 and 4.1(h) hereof.
(j)     At the Closing Date, all federal and other tax returns and reports of the Merging Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Merging Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(k)     For each taxable year of its operation, the Merging Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income Tax under Section 852 of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Merging Fund currently qualifies, and shall continue to qualify for the period beginning on the first day of its current taxable year and ending on the Closing Date, as a regulated investment company under the Code. The Merging Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. The Merging Fund has maintained since its formation an August 31 fiscal year-end for U.S. federal income tax purposes, and has not changed such fiscal year end.
(l)     All issued and outstanding shares of the Merging Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Merging Fund.  All of the issued and outstanding shares of the Merging Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Merging Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Merging Fund’s shares, nor is there outstanding any security convertible into any of the Merging Fund’s shares.
(m)     On the Closing Date, the Merging Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring ETF will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring ETF.
(n)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Merging Trust’s Board and, subject to the approval of the Merging Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Merging Trust, on behalf of the Merging Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(o)      The information to be furnished by the Merging Trust, on behalf of the Merging Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)     The Registration Statement, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Merging Trust and the Merging Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Merging Trust and the Merging Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2 The Acquiring Trust, on behalf of the Acquiring ETF, represents and warrants to the Merging Trust, on behalf of the Merging Fund, as follows:
(a)     The Acquiring ETF is a duly established and designated series of the Acquiring Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.
(b)     The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and, at the Closing Date, the Acquiring ETF’s shares will be registered under the 1933 Act, and such registrations will be in full force and effect.  The Acquiring ETF will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder at the Closing Date.
(c)     At the Closing Date, the current prospectus and statement of additional information of the Acquiring ETF, as supplemented, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)     The Acquiring ETF is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust’s Trust Instrument or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring ETF result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound.
(e)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring ETF of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.
(f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Trust’s knowledge threatened against the Acquiring ETF or any of the Acquiring ETF’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring ETF’s financial condition, the conduct of the Acquiring ETF’s business or the ability of the Acquiring ETF to carry out the transactions contemplated by this Agreement.  The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring ETF’s business or the Acquiring ETF’s ability to consummate the transactions contemplated herein.
(g)     The financial statements (“Statements”) of the Acquiring ETF for the period from July 31, 2024 (commencement of Acquiring ETF’s operations) to August 31, 2024 have been audited by Ernst & Young, LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such Statement and Acquiring ETF’s unaudited Statements for the six months ended February 28, 2025, (copies of which have been furnished to the Acquiring ETF) fairly reflect the financial condition of the Acquiring ETF as of such dates, and there are no known contingent liabilities of the Acquiring ETF as of such dates not disclosed therein.
(h)     All issued and outstanding shares of the Acquiring ETF are, and at the Closing Date will be, validly issued, fully paid, and non-assessable by the Acquiring ETF.  The Acquiring ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring ETF Shares, nor is there outstanding any security convertible into any Acquiring ETF Shares.
(i)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust’s Board and, subject to the approval of the Merging Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(j)     The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring ETF, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring ETF, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Merging Fund furnished to the Acquiring ETF by the Merging Trust.
(k)     No consideration other than Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, (and the Acquiring ETF’s assumption of the Merging Fund’s liabilities) will be issued in exchange for the Merging Fund’s Assets in the Reorganization.

5.	COVENANTS OF THE ACQUIRING TRUST AND THE MERGING TRUST, ON BEHALF OF THE ACQUIRING ETF AND THE MERGING FUND, RESPECTIVELY.

5.1 The Acquiring ETF and the Merging Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.
5.2 The Merging Trust will call a meeting of the Merging Fund’s shareholders to consider and act upon this Agreement or to obtain the written consent of a majority of the Merging Fund’s shares and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3 Subject to the provisions of this Agreement, the Merging Trust, on behalf of the Merging Fund, and the Acquiring Trust, on behalf of the Acquiring ETF, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4 The Merging Trust, on behalf of the Merging Fund, will provide the Acquiring ETF with information reasonably necessary for the preparation of the Registration Statement.
5.5 The Acquiring ETF agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.6 The Merging Trust, on behalf of the Merging Fund, covenants that the Merging Fund is not acquiring Acquiring ETF Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.7 As soon as is reasonably practicable after the Closing, the Merging Fund will make a liquidating distribution to Fund Shareholders consisting of Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, received at the Closing.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF.

The obligations of the Acquiring ETF to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Merging Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1 All representations and warranties of the Merging Trust, on behalf of the Merging Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Merging Trust shall have delivered to the Acquiring ETF a statement of the Merging Fund’s assets and known liabilities, together with a list of the Merging Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Merging Trust’s Treasurer.
6.3 The Merging Trust shall have delivered to the Acquiring ETF on the Closing Date a certificate executed in the Merging Trust’s name by the Merging Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring ETF, to the effect that the representations and warranties of the Merging Trust, on behalf of the Merging Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring ETF shall reasonably request.
6.4 The Merging Trust’s Board, including a majority of Board members who are not “interested persons” of the Merging Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Merging Fund and that the interests of the existing shareholders of the Merging Fund would not be diluted as a result of such transactions.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING FUND.
The obligations of the Merging Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring ETF of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring ETF, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
7.2 The Acquiring Trust shall have delivered to the Merging Fund on the Closing Date a certificate executed in the Acquiring Trust’s name by the Acquiring Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Merging Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring ETF, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Merging Fund shall reasonably request.
7.3 The Acquiring Trust’s Board, including a majority of Board members who are not “interested persons” of the Acquiring Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring ETF and that the interests of the Acquiring ETF’s existing shareholders will not be diluted as a result of the Reorganization.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING FUND AND THE ACQUIRING ETF.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Merging Fund or the Acquiring ETF, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Fund in accordance with the provisions of the Merging Trust’s Declaration and the 1940 Act.  Notwithstanding anything herein to the contrary, neither the Merging Fund nor the Acquiring ETF may waive the condition set forth in this paragraph 8.1.
8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Merging Fund or the Acquiring ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Merging Fund or the Acquiring ETF, provided that either party hereto may for itself waive any of such conditions.
8.4 Each of the Registration Statement and the registration statement on Form N-1A for the purpose of registering the Acquiring ETF under the 1940 Act shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The Merging Fund shall declare and pay a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Merging Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending  on or prior to the Closing Date; and all of its net capital gain realized (after reduction for any capital loss carry forward) in all taxable years or periods ending on or prior to the Closing Date.
8.6 The Merging Fund and the Acquiring ETF shall have received an opinion of K&L Gates LLP substantially to the effect that, based on the facts, assumptions and conditions stated herein and conditioned on the consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)     The acquisition by the Acquiring ETF of all of the assets of the Merging Fund, as provided for in the Agreement, in exchange for Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any), and the assumption by the Acquiring ETF of liabilities of the Merging Fund, followed by the distribution by the Merging Fund to its shareholders of such Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF shares, if any) in complete liquidation of the Merging Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Merging Fund and the Acquiring ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(b)     No gain or loss will be recognized by the Merging Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring ETF in exchange solely for Acquiring ETF Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) under an applicable mark-to-market rule or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
(c)     No gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Merging Fund in exchange solely for the assumption of liabilities of the Merging Fund and issuance of Acquiring ETF Shares pursuant to Section 1032(a) of the Code.
(d)     No gain or loss will be recognized by the Merging Fund upon the distribution of Acquiring ETF Shares by the Merging Fund to shareholders of the Merging Fund in complete liquidation (pursuant to the Agreement) of the Merging Fund pursuant to Section 361(c)(1) of the Code.
(e)     The tax basis of the assets of the Merging Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of the Merging Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Merging Fund on the transfer pursuant to Section 362(b) of the Code.
(f)     The holding periods of the assets of the Merging Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by the Merging Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset.
(g)     No gain or loss will be recognized by the shareholders of the Merging Fund upon the exchange of all of their Merging Fund Shares solely for Acquiring ETF Shares (except with respect to cash, if any, received in lieu of any fraction of a share and except for IRA shareholders that receive money market fund shares in exchange for their Merging Fund shares) pursuant to Section 354(a) of the Code.

(h)     The aggregate tax basis of Acquiring ETF Shares received by a shareholder of the Merging Fund will be the same as the aggregate tax basis of the Merging Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(i)     The holding period of Acquiring ETF Shares received by a shareholder of the Merging Fund will include the holding period of the Merging Fund Shares exchanged therefor, provided that the shareholder held such Merging Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
Such opinion shall be based on customary assumptions, limitations and such representations as K&L Gates LLP may reasonably request, and the Merging Fund and the Acquiring ETF will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.
No opinion will be expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind.
Notwithstanding anything herein to the contrary, neither the Acquiring ETF nor the Merging Fund may waive the conditions set forth in this paragraph 8.6.
8.7 The Merging Fund shall have redeemed all shareholders holding Merging Fund Shares in or through an IRA Account immediately prior to the Closing Date.
9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Merging Trust or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Merging Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.
9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Merging Trust or the Acquiring Trust, or shareholders of the Merging Fund or of the Acquiring ETF, as the case may be, in respect of this Agreement, except as provided in paragraph 9.3.
9.3 Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Neuberger Berman Investment Advisers LLC, the Merging Fund’s investment adviser, whether or not the Reorganization is consummated.
10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Merging Trust or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Merging Fund or of the Acquiring ETF, as the case may be.

11.	MISCELLANEOUS.

11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Merging Trust, on behalf of the Merging Fund, and the Acquiring Trust, on behalf of the Acquiring ETF, shall be governed and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.4 This Agreement may be amended only by a signed writing between the parties.
11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Trust or the Merging Trust, or shareholders, nominees, agents, or employees of the Acquiring ETF or the Merging Fund personally, but shall bind only the property of the Acquiring ETF or the Merging Fund, as the case may be, as provided in the Acquiring Trust’s Trust Instrument or the Merging Trust’s Declaration.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring ETF or the Merging Fund, as the case may be.

IN WITNESS WHEREOF, the Merging Trust, on behalf of the Merging Fund, and the Acquiring Trust, on behalf of the Acquiring ETF, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
NEUBERGER BERMAN EQUITY FUNDS, on behalf of its series, Neuberger Berman Dividend Growth Fund

By: ___________________________
Name:
Title:

NEUBERGER BERMAN ETF TRUST, on behalf of its series, Neuberger Berman Core Equity ETF

By: ___________________________
Name:
Title:

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Merging Fund’s financial performance for the past five years. The Acquiring ETF commenced operations on July 31, 2024 and has limited financial performance.  The Acquiring ETF will retain its performance history after the Reorganization.  The financial information shown below is for the Merging Fund and Acquiring ETF for the periods prior to the Reorganization. The accounting policies of the Acquiring ETF are consistent with the accounting policies of the Merging Fund.
The information reflects financial results for Class A, Class C, Institutional Class, and Class R6 shares of the Merging Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment for each class of shares of the Merging Fund. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Merging Fund and the notes thereto included in those Merging Fund’s Form N-CSR for the fiscal year ended August 31, 2024, and Form N-CSR for the six months ended February 28, 2025, which are incorporated by reference into the SAI, and are available upon request by calling 800-877-9700.  The information for the annual periods in the table was derived from financial statements audited by Ernst & Young LLP, whose report is included in the Merging Fund’s Form N-CSR for the fiscal year ended August 31, 2024.
The information also reflects financial results for the Acquiring ETF. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the shares of the Acquiring ETF. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Acquiring ETF and the notes thereto included in those Acquiring ETF’s Form N-CSR for the fiscal year ended August 31, 2024, and Form N-CSR for the six months ended February 28, 2025, which are incorporated by reference into the SAI, and are available upon request by calling 800-877-9700.  The information for the annual periods in the table was derived from financial statements audited by Ernst & Young LLP, whose report is included in the Acquiring ETF’s Form N-CSR for the fiscal year ended August 31, 2024.

Merging Fund—Class A

YEAR ENDED AUGUST 31,	2020	2021	2022	2023	2024	Period ended February 28, 2025(5)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	12.81	14.76	19.68	17.13	18.56	21.74
Plus:
Income from investment operations
Net investment income (loss)(3)	0.16	0.10	0.15	0.15	0.13	0.05
Net gains (losses) — realized and unrealized	1.93	4.99	(2.10)	1.92	3.52	0.66
Subtotal: income (loss) from investment operations	2.09	5.09	(1.95)	2.07	3.65	0.71
Minus:
Distributions to shareholders
Income dividends	0.14	0.17	0.07	0.19	0.14	(0.12)
Capital gain distributions	—	—	0.53	0.45	0.33	(0.37)
Subtotal: distributions to shareholders	0.14	0.17	0.60	0.64	0.47	(0.49)
Equals:
Share price (NAV) at end of year	14.76	19.68	17.13	18.56	21.74	21.96
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.05	1.06	1.05	1.05	1.05	1.05**
Gross expenses(1)	1.62	1.59	1.48	1.45	1.40	1.39**
Net investment income (loss) — actual	1.19	0.60	0.79	0.87	0.68	0.50**
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)(4)	16.41	34.73	(10.28)	12.51	20.04	3.29*
Net assets at end of year (in millions of dollars)	1.5	1.4	1.6	1.8	2.2	2.1
Portfolio turnover rate (%)	39	32	21	18	18	7*

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	Calculated based on the average number of shares outstanding during the fiscal period.
(4)	Does not include the effect of sales charges.
(5)	Reflects unaudited figures.
*	Not Annualized
**	Annualized

Merging Fund—Class C

YEAR ENDED AUGUST 31,	2020	2021	2022	2023	2024	Period ended February 28, 2025(5)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	12.70	14.65	19.52	16.92	18.34	21.47
Plus:
Income from investment operations
Net investment income (loss)(3)	0.06	(0.03)	(0.00)	0.02	(0.01)	(0.03)
Net gains (losses) — realized and unrealized	1.92	4.95	(2.07)	1.91	3.48	0.65
Subtotal: income (loss) from investment operations	1.98	4.92	(2.07)	1.93	3.47	0.62
Minus:
Distributions to shareholders
Income dividends	0.03	0.05	—	0.06	0.01	--
Capital gain distributions	—	—	0.53	0.45	0.33	(0.37)
Subtotal: distributions to shareholders	0.03	0.05	0.53	0.51	0.34	(0.37)
Equals:
Share price (NAV) at end of year	14.65	19.52	16.92	18.34	21.47	21.72
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.80	1.81	1.80	1.80	1.80	1.80**
Gross expenses(1)	2.28	2.25	2.16	2.14	2.11	2.08**
Net investment income (loss) — actual	0.44	(0.16)	(0.02)	0.11	(0.07)	(0.25)**
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)(4)	15.63	33.69	(10.96)	11.68	19.15	2.89*
Net assets at end of year (in millions of dollars)	2.5	1.3	0.9	1.1	1.0	1.0
Portfolio turnover rate (%)	39	32	21	18	18	7*
(1)		Shows what this ratio would have been if there had been no expense reimbursement.
(2)		Would have been lower if the Manager had not reimbursed certain expenses.
(3)		Calculated based on the average number of shares outstanding during the fiscal period.
(4)		Does not include the effect of sales charges.
(5)		Reflects unaudited figures.
*		Not Annualized
**		Annualized

Merging Fund—Institutional Class
YEAR ENDED AUGUST 31,	2020	2021	2022	2023	2024	Period ended February 28, 2025(4)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	12.81	14.76	19.68	17.10	18.53	21.71
Plus:
Income from investment operations
Net investment income (loss)(3)	0.21	0.17	0.21	0.21	0.20	0.09
Net gains (losses) — realized and unrealized	1.94	4.97	(2.09)	1.92	3.52	0.66
Subtotal: income (loss) from investment operations	2.15	5.14	(1.88)	2.13	3.72	0.75
Minus:
Distributions to shareholders
Income dividends	0.20	0.22	0.17	0.25	0.21	(0.19)
Capital gain distributions	—	—	0.53	0.45	0.33	(0.37)
Subtotal: distributions to shareholders	0.20	0.22	0.70	0.70	0.54	(0.56)
Equals:
Share price (NAV) at end of year	14.76	19.68	17.10	18.53	21.71	21.90
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.69	0.70	0.69	0.69	0.69	0.69**
Gross expenses(1)	1.17	1.12	1.04	1.02	0.98	0.96**
Net investment income (loss) — actual	1.57	0.96	1.13	1.22	1.04	0.87**
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	16.91	35.18	(9.99)	12.89	20.48	3.52*
Net assets at end of year (in millions of dollars)	49.3	68.3	67.8	82.4	101.6	98.5
Portfolio turnover rate (%)	39	32	21	18	18	7*
(1)			Shows what this ratio would have been if there had been no expense reimbursement.
(2)			Would have been lower if the Manager had not reimbursed certain expenses.
(3)			Calculated based on the average number of shares outstanding during the fiscal period.
(4)			Reflects unaudited figures.
*			Not Annualized
**			Annualized

Merging Fund—Class R6

YEAR ENDED AUGUST 31,	2020	2021	2022	2023	2024	Period ended February 28, 2025(4)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	12.82	14.77	19.70	17.13	18.56	21.75
Plus:
Income from investment operations
Net investment income (loss)(3)	0.21	0.18	0.23	0.23	0.23	0.10
Net gains (losses) — realized and unrealized	1.95	4.99	(2.08)	1.91	3.52	0.65
Subtotal: income (loss) from investment operations	2.16	5.17	(1.85)	2.14	3.75	0.75
Minus:
Distributions to shareholders
Income dividends	0.21	0.24	0.19	0.26	0.23	(0.21)
Capital gain distributions	—	—	0.53	0.45	0.33	(0.37)
Subtotal: distributions to shareholders	0.21	0.24	0.72	0.71	0.56	(0.58)
Equals:
Share price (NAV) at end of year	14.77	19.70	17.13	18.56	21.75	21.92
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.59	0.60	0.59	0.59	0.59	0.59**
Gross expenses(1)	1.18	1.42	1.25	1.25	1.07	1.25**
Net investment income (loss) — actual	1.61	1.06	1.22	1.31	1.18	0.90**
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	16.98	35.34	(9.82)	12.98	20.62	3.50*
Net assets at end of year (in millions of dollars)	0.0	0.0	0.0	0.1	0.0	0.0
Portfolio turnover rate (%)	39	32	21	18	18	7*
(1)			Shows what this ratio would have been if there had been no expense reimbursement.
(2)			Would have been lower if the Manager had not reimbursed certain expenses.
(3)			Calculated based on the average number of shares outstanding during the fiscal period.
(4)			Reflects unaudited figures.
*			Not Annualized
**			Annualized

Acquiring ETF

The following tables include selected data for a share outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding fiscal period.

	2/28/2025 (Unaudited)	Period from 7/31/2024[b] to 8/31/2024
Net Asset Value, Beginning of Period	$26.05	$25.49
Net Investment Income/(Loss)[a]	$0.13	$0.03
Net Gains or Losses on Securities (both realized and unrealized)	$1.28	$0.53
Total Income (Loss) From Investment Operations	$1.41	$0.56
Dividends from Net Investment Income	$(0.11)	$—
Distributions from Net Realized Capital Gains	$(0.02)	$—
Tax Return of Capital	$—	$—
Total Distributions	$(0.13)	$—
Voluntary Contribution from Management	$—	$—
Net Asset Value, End of Period	$27.33	$26.05
Total Return[g]	5.42%[d]	2.18%[d]
Net Assets, End of Year (in millions)	$273.3	$226.0
Ratio of Gross Expenses to Average Net Assets[h]	0.55%[e],[f]	0.83%[e],[f]
Ratio of Net Expenses to Average Net Assets	0.29%[e]	0.29%[e]
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.99%[e]	1.36%[e]
Portfolio Turnover Rate	23%[c,d]	5%[c,d]

a	Calculated based on the average number of shares outstanding during each fiscal period.
b	The date investment operations commenced.
c
Portfolio turnover rate excludes securities received or delivered in-kind. Had the Fund included securities received or delivered in-kind the portfolio turnover rate would have been 5% for the period from July 31, 2024 (commencement of operations) to August 31, 2024 and 24% for the six months ended February 28, 2025.

d	Not annualized.
e	Annualized.
f	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.
g
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during the each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Each of Carbon Transition & Infrastructure ETF, Core Equity ETF, Disrupters ETF, Next Generation Connected Consumer ETF, and Small-Mid Cap ETF, has a limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Total return would have been lower if Management had not reimbursed and/or waived certain expenses and/or waived a portion of the investment management fee (for certain periods). Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

h	Represents the annualized ratios of net expenses to average daily net assets if management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

APPENDIX C
MORE INFORMATION ABOUT THE ACQUIRING ETF’S
STRATEGIES AND RISKS
Descriptions of Certain Practices and Security Types

Growth Investing. For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended (“Code”), and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Value Investing. At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non-fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Depositary Receipts Risk. Depositary receipts are certificates issued by a financial institution evidencing ownership of underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in the underlying foreign securities. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, holders of depositary receipts may have limited or no rights, including voting rights, to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the instrument.

ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants. Only an authorized participant may transact in creation and redemption transactions directly with the Fund, and authorized participants are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other Authorized Participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. Further, to the extent that exchange specialists, market makers and/or authorized participants are unavailable or unable to trade the Fund’s shares and/or engage in creation and redemption transactions, premiums or discounts may widen.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread, which increases the cost of purchasing and selling Fund shares, varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed. If the Fund is delisted, it may result in the liquidation of the Fund, which would adversely impact shareholders. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be less liquid than the Fund’s shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously. Growth stocks tend to reinvest a high portion of earnings in their business, which can make them more volatile, and growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock may rise and fall rapidly, growth stocks may underperform during periods when the market favors value stocks.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, perceived poor management performance, changes in economic or political conditions or in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Large-Cap Companies Risk.  At times, large-cap companies may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. As such, the return on investment in securities of large-cap companies may be less than the return on investment in securities of small- and/or mid-cap companies.  The Fund defines large-capitalization companies by reference to the market capitalization range of companies in the named index. The size of companies in an index changes with market conditions. In addition, changes to the composition of an index can change the market capitalization range of companies in the index and, therefore, the market capitalization range of companies in which the Fund invests.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods and may not have the same impact on all types of securities and instruments. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The

Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Artificial Intelligence. The Fund and its service providers, including its adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. The Fund and its adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio, may not be liquid and may be halted by the listing exchange. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index. Investing in ETFs could incur brokerage and other trading costs for the Fund.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

 Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which implicate a Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

REITs and Other Real Estate Companies Risk. REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; changing social trends regarding working arrangements; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. REITs also are dependent upon the skills of their managers, subject to heavy cash flow dependency or self-liquidation and generally not diversified. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Code or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of qualified REIT dividends. Regulations provide that a regulated investment company can pass the character of its qualified REIT dividends through to its shareholders for purposes of benefiting from this deduction.

While certain of these risk factors may affect only one or a few real estate sectors at a time, others may affect the real estate industry broadly. For example, the value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend or mortgages they purchase.

REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For a summary of the Fund’s recent sector allocations, see its most recent shareholder report. (The information in the report is as of the date of the report and may have changed.) For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Value Stock Risk. Value stocks are those stocks whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. Value stocks may remain undervalued for extended periods of time, may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or the portfolio management team’s assumptions about intrinsic value or potential for appreciation may be incorrect. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors. Value investing historically has gone in and out of favor during past market cycles. At times when value investing is out of favor, the securities of value companies may underperform the securities of other companies.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments and are subject to the risks associated with the security underlying the warrant. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and it may never be advantageous to exercise a warrant or right. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, the Fund would lose all or substantially all of the value of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

APPENDIX D
More information about the Acquiring ETF
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should the Fund engage in borrowing or securities lending, or should the Fund use derivatives, it will be subject to the additional risks associated with these practices and securities; some or all of which may already be included in its “principal investment strategies.”

Borrowing money, securities lending, or using derivatives would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. The Fund may, to a limited extent, use certain derivatives for hedging or investment purposes. A derivative instrument, whether used for hedging or for speculation, could fail to perform as expected, causing a loss for the Fund.

In addition, the Fund may be an investment option for a Neuberger Berman fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.

In addition, to the extent the Fund is new or is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

The Fund may change its goal without shareholder approval.

Please see the Statement of Additional Information for more information.

Management of the Fund

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager” or “NBIA”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to a an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $508 billion in total assets (as of 12/31/2024) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific services for NBIA, including services for the Fund, which may involve, among other services, advisory services and portfolio management, research and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement is available in the Fund’s Form N-CSR for the period ending August 31, 2024.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.

The Fund pays the Manager a fee at the annual rate of 0.30% of the Fund’s average daily net assets for investment advisory services. The Fund will pay the Manager a fee at the annual rate of 0.09% of the Fund’s average daily net assets for administrative services provided to the Fund.

The Manager has contractually undertaken to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”) until 8/31/2026. The Fee Waiver is not subject to repayment under the Fund’s expense limitation arrangement described in the footnotes to the fee table.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

Timothy Creedon, CFA, is a Managing Director of the Manager. Mr. Creedon joined the firm in 2005 and has been a Portfolio Manager of the Fund since its inception in July 2024. He is the Director of Research for the Global Equity Research Department and a Portfolio Manager of the related Neuberger Berman Research Opportunity account since 2011.

David Levine, CFA, is a Managing Director of the Manager. Mr. Levine joined the firm in 1995 and has been a Portfolio Manager of the Fund since its inception in July 2024 and a Portfolio Manager of the related Neuberger Berman Research Opportunity account since its inception in 2004.

Jacob Gamerman, CFA, is a Managing Director of the Manager and joined the firm in 2011 and is a member of the Global Equity Research Department. Mr. Gamerman has been an Associate Portfolio Manager of the Fund since its inception in July 2024 and a Senior Research Analyst of the related Neuberger Berman Research Opportunity account since 2011.

Other Service Providers

Neuberger Berman BD LLC (“Distributor”), an affiliate of the Manager, serves as the Fund’s distributor. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund.

State Street Bank (“State Street”) serves as custodian and transfer agent for the Fund. State Street maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services.

Your Investment

Share Price Calculations

The net asset value per share of the Fund is the total value of Fund assets attributable to shares of the Fund minus the liabilities attributable to the Fund, divided by the total number of shares outstanding for that Fund. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund normally calculates its share price on each day the New York Stock Exchange (the “NYSE Exchange”) is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the NYSE Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The NYSE Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the NYSE Exchange is scheduled to be closed. When the NYSE Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com/ETF.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectus for the fund explains the circumstances under which the fund will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Fund’s Statement of Additional Information for additional detail about the Fund’s fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s Distributor may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For more information on how to buy and sell shares of the Fund, call 877-628-2583 or visit www.nb.com/ETF.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.nb.com/ETF. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Portfolio Holdings Information

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the Fund’s website. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). The holdings of the Fund can be found on the Fund’s website at www.nb.com/ETF.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, or any other applicable exemptive relief.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Manager or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Distribution Service Providers”). Under the Plan, if a Distribution Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Distribution Service Provider out of its fees. The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Distributions and Taxes

Distributions — The Fund distributes net investment income, and net realized capital gains, if any, annually. Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Dividend Reinvestment Service — The Trust does not provide dividend reinvestment services. Broker-dealers may make available the Depository Trust Company book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

How distributions are taxed — Except for tax-advantaged retirement plans and other tax-exempt investors (collectively, “exempt investors”) and except as noted below, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to federal income tax.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies those restrictions) are subject to maximum federal income tax rates that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.

Additional tax — An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and, if you are an individual shareholder, whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that your broker sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from your broker, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Buying Shares Before a Distribution

The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its net asset value until it distributes the money. At that time, the amount of the distribution is deducted from the net asset value. Because of this, to the extent the Fund’s share price correlates with its net asset value, if you buy shares of the Fund just before it makes such a distribution, you may end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Taxes When Shares are Sold

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the shares for more than one year; otherwise, it will be classified as short-term capital gain. However, any capital loss arising from the disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed under “wash sale” rules if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Disclaimers

NYSE Arca, Inc. Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to meet their investment objective. NYSE Arca is not responsible for, nor has it participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Appendix–Related Performance Information of Similar Accounts

Neuberger Berman Core Equity ETF (the “Fund”) has recently commenced operations and does not yet have a full calendar year of performance. Neuberger Berman Investment Advisers LLC (“NBIA”) manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Research Opportunity Composite which is a composite of all such accounts with a minimum size of $250,000 (the “Composite”). The Composite performance information does not represent the performance of the Fund. It is provided to illustrate the past performance of NBIA in managing the Composite. In addition, the performance is shown against the Russell 1000® Index which is the Fund’s benchmark (the “Russell Index”), and the S&P 500® Index (“S&P Index”). The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance. The Composite started in 2004 and was comprised of 1 account with $2.2 million in market value as of December 31, 2004. Since that time, the number of accounts in the Composite has ranged from 1 to 70 accounts and the market value of the accounts has ranged from $0.5 million to $2.5 billion. Thus, accounts move in and out of the Composite over time. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. The Composite has been constructed in compliance with the GIPS standards.

You should not assume that the Fund will have the same performance as the Composite. An investment in the Fund can lose value. The Composite includes accounts that are not registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Internal Revenue Code of 1986. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

The Composite’s net performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Funds’ performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/24

Composite	Inception Date	Year to Date 3/31/2025	1 Year	3 Years	5 Years	10 Years	Since Inception of Composite
Composite (net of fees)	10/1/2004	-3.41%	21.38%	8.17%	14.03%	13.10%	11.34%
Russell Index		-4.49%	24.51%	8.41%	14.28%	12.87%	10.76%
S&P Index		-4.27%	25.02%	8.94%	14.53%	13.10%	10.70%

Composite returns are presented in U.S. dollars and include the reinvestment of dividends and interest. The Fund's return will be reduced by management fees. Composite Net of Fee returns are the Gross of Fee returns reduced by estimated total expenses of the Fund for its current fiscal period as presented in the fee table included in this Prospectus. Periods greater than one year are annualized. Actual expenses may vary among clients with the same investment strategy.

The Russell Index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

The S&P Index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portfolio of the total value of the market.

The results of each index assume the reinvestment of dividends or interest paid on the securities constituting the index. It is not possible to invest directly in either index. Unlike the accounts in the Composite (and the Fund), each index does not incur fees or expenses.

STATEMENT OF ADDITIONAL INFORMATION
Dated JUNE 9, 2025

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN DIVIDEND GROWTH FUND
 (the “Merging Fund”)

and

NEUBERGER BERMAN ETF TRUST
NEUBERGER BERMAN CORE EQUITY ETF
(the “Acquiring ETF” or the “Fund”)

1290 Avenue of the Americas
New York, New York 10104-0002
800-877-9700
800-366-6264

The Merging Fund will be reorganized into the Acquiring ETF as follows:
Neuberger Berman Dividend Growth Fund	Neuberger Berman Core Equity ETF

Acquiring ETF	Exchange:	Ticker:
Neuberger Berman Core Equity ETF	NYSE Arca, Inc.	NBCR
This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Merging Fund, in connection with the reorganization of the Merging Fund into the Acquiring ETF, a series of Neuberger Berman ETF Trust, as described in the Proxy Statement/Prospectus (“Reorganization”). This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:
1.	the Statement of Additional Information for the Merging Fund, dated December 18, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-00582) (Accession No. 0001206774-24-001112);

2.	the Statement of Additional Information of the Acquiring ETF, dated December 18, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-23761) (Accession No. 0001206774-24-001111);

3.
the Annual Report of the Merging Fund for the fiscal year ended August 31, 2024, which has previously been sent to shareholders of the Merging Fund, and the related financial statements, both of which are on file with the SEC (http://www.sec.gov), (File No. 811-00582) (Accession No. 0000898432-24-000879);

4.
the Semi-Annual Report of the Merging Fund for the fiscal period ended February 28, 2025, which has previously been sent to shareholders of the Merging Fund and the related financial statements, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-00582) (Accession No. 0000898432-25-000301); and

5.
the Annual Report of the Acquiring ETF for the fiscal year ended August 31, 2024, which has previously been sent to shareholders of the Acquiring ETF, and the related financial statements, both of which are on file with the SEC (http://www.sec.gov), (File No. 811-23761) (Accession No. 0000898432-24-000880); and

6.
the Semi-Annual Report of the Acquiring ETF for the fiscal period ended February 28, 2025, which has previously been sent to shareholders of the Acquiring ETF, and the related financial statements, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-23761) (Accession No. 0000898432-25-000299).

For the Reorganization, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will retain its own accounting history. The Acquiring ETF commenced operations on July 31, 2024, and as a result, does not have calendar year performance information. Information regarding the Acquiring ETF’s daily and month-end performance can be found at www.nb.com.
The Merging Fund’s Annual Report and Semi-Annual Report have previously been transmitted to the Merging Fund’s shareholders and its Form N-CSR is on file with the SEC, and the Acquiring ETF’s Annual Report and Semi-Annual Report have previously been transmitted to the Acquiring ETF’s shareholders and its Form N-CSR is on file with the SEC.
This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus, dated June 9, 2025, relating to the Reorganization. This SAI is not an offer to sell any shares of the Acquiring ETF. A written offer can be made only by a prospectus. The SAIs that are incorporated by reference above include information about other funds in the Neuberger Berman Equity Funds and Neuberger Berman ETF Trust that are not relevant to the Reorganization. Please disregard that information. The Proxy Statement/Prospectus, the SAIs, Annual Reports, Semi-Annual Reports, and Form N-CSRs of each of the Merging Fund and Acquiring ETF may be obtained, without charge, from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the Fund’s number or visiting the Fund’s website, as listed above.
No person has been authorized to give any information or to make any representations not contained in the Proxy Statement/Prospectus or in this SAI in connection with the offering made by the Proxy Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Acquiring ETF or its distributor. The Proxy Statement/Prospectus and this SAI do not constitute an offering by the Acquiring ETF or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this SAI are either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC or Neuberger Berman Group LLC. ©2025 Neuberger Berman BD LLC, distributor. All rights reserved.
FINANCIAL STATEMENTS
The audited financial statements of the Merging Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements are incorporated herein by reference from the Merging Fund’s Form N-CSR for the fiscal year ended August 31, 2024.

The unaudited financial statements of the Merging Fund and notes thereto are incorporated herein by reference from the Merging Fund’s Form N-CSR for the fiscal period ended February 28, 2025.

The audited financial statements of the Acquiring ETF and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements are incorporated herein by reference from the Acquiring ETF’s Form N-CSR for the fiscal year ended August 31, 2024.

The unaudited financial statements of the Acquiring ETF and notes thereto are incorporated herein by reference from the Acquiring ETF’s Form N-CSR for the fiscal period ended February 28, 2025.

2

SUPPLEMENTAL FINANCIAL INFORMATION
Tables showing the fees and expenses of the Acquiring ETF and the Merging Fund, and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “Summary-Fees and Expenses” in the Proxy Statement/Prospectus.

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring ETF are not included in this SAI.

There are no material differences in the accounting, valuation and tax policies of the Merging Fund as compared to those of the Acquiring ETF.

For the Reorganization, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will retain its own accounting history. There are no material differences in accounting policies of the Acquiring ETF as compared to those of the Merging Fund.

The Reorganization will not result in a material change to the Merging Fund’s investment portfolio due to the investment restrictions of the Acquiring ETF. In particular, each security held by the Merging Fund is eligible to be held by the Acquiring ETF. As a result, a schedule of investments of the Merging Fund modified to show the effects of any such change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Merging Fund’s portfolio in advance of the Reorganization and/or the Acquiring ETF’s portfolio following the Reorganization. While the portfolio managers of the Acquiring ETF anticipate retaining a portion of the Merging Fund’s holdings following the closing of the Reorganization, the portfolio managers of the Acquiring ETF do anticipate that a material portion (approximately 78%) of the holdings will be sold or disposed as part of a redemption in kind immediately after the Reorganization to keep the Acquiring ETF's portfolio consistent with its principal investment strategies. Since it is currently anticipated this repositioning would occur immediately after the Reorganization utilizing in kind transactions, it is currently anticipated that there will be minimal brokerage costs due to the repositioning and minimal to no capital gains distributions due to the repositioning.
SEC File Number: 811-23761
AA0155_6/25

3

NEUBERGER | BERMAN

1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104

SCAN TO
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V74891-S14339

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on July 23, 2025.

The Notice and Proxy Statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

V74892-S14339

NEUBERGER BERMAN DIVIDEND GROWTH FUND

By signing on the reverse side, you, as a shareholder of NEUBERGER BERMAN DIVIDEND GROWTH FUND, appoint Brian Kerrane, Claudia A. Brandon and Gariel Nahoum, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your NEUBERGER BERMAN DIVIDEND GROWTH FUND shares on your behalf at the meeting of shareholders. The meeting will take place in person on Wednesday, July 23, 2025, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.